UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06200
Schwab Investments — Schwab 1000 Index Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments — Schwab 1000 Index Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2012

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2012, enclosed.

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This wrapper is not part of the shareholder report.

Schwab Equity Index Funds

Annual Report
October 31, 2012

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab® S&P 500 Index Fund (Ticker Symbol: SWPPX)	15.09%

S&P 500® Index	15.21%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)	14.38%

Schwab 1000 Index®	14.67%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)	11.87%

Russell 2000® Index*	12.08%
Fund Category: Morningstar Small-Cap Blend	10.82%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)	14.71%

Dow Jones U.S. Total Stock Market IndexSM	14.73%
Fund Category: Morningstar Large-Cap Blend	12.55%

Performance Details	pages 12-13

Schwab International Index Fund®[1] (Ticker Symbol: SWISX)	6.07%

MSCI EAFE Index®**	5.15%
Fund Category: Morningstar Foreign Large-Cap Blend	6.15%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	Effective December 14, 2011, the fund changed its primary benchmark index from the Schwab Small-Cap Index to the Russell 2000 Index in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
**	Effective December 20, 2011, the fund changed its primary benchmark index from the Schwab International Index to the MSCI EAFE Index® in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations, see financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Equity Index Funds. These funds employ an indexing strategy to track the performance of a particular cap-weighted stock market index, seeking returns by modeling portfolios according to each fund’s respective benchmark index.

For the 12 months ended October 31, 2012, all but one of the Schwab Equity Index Funds generated double-digit returns, as U.S. stocks solidly outperformed international equities. The continued low rate backdrop and governmental efforts to speed up economic growth supported the performance of U.S. stocks. The Federal Reserve extended its forecast for keeping short-term interest rates at 0-0.25% from late 2014 to mid-2015, and announced policies aimed at quickening the pace of economic expansion. Large-cap stocks generated higher returns than small-cap stocks, while value outperformed growth. From a sector standpoint, Health Care and Financials were two of the strongest performers, while Materials and Energy were two of the weakest.

The euro zone’s sovereign debt crisis represented an ongoing challenge, particularly for international equities. Overseas stocks endured particularly sharp losses in May amid concerns regarding Greek elections and worries that the crisis might spread. However, meaningful subsequent progress by European leaders helped international equities recover.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

15.21%	S&P 500® Index: measures U.S. large-cap stocks

12.08%	Russell 2000® Index: measures U.S. small-cap stocks

5.15%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.25%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.06%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management’s views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds 3

From the President continued

For the 12 months ended October 31, 2012, all but one of the Schwab Equity Index Funds generated double-digit returns, as U.S. stocks solidly outperformed international equities.

The outperformance of U.S. stocks compared with international equities was readily apparent when looking at several key performance gauges. Specifically, the S&P 500 Index returned 15.2%, the Russell 2000 Index returned 12.1%, and in U.S. dollar terms, the MSCI EAFE Index returned 5.2%.

Thank you for investing in the Schwab Equity Index Funds. We encourage you to review your investment portfolio regularly to ensure that it meets your current financial plan. For answers to frequently asked questions or for more information about the Schwab Equity Index Funds, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Equity Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Larry Mano, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds. Prior to joining CSIM in 1998, Mr. Mano was a vice president and principal in the Institutional Services Group at Wilshire Associates, Inc., where he directed the product development and client servicing of analytical tools to aid in the management of structured equity and indexed portfolios. He has over 20 years of experience in asset management.

Ron Toll, Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Total Stock Market Index Fund. Mr. Toll has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1998. His previous roles include serving as a manager in Portfolio Operations, and as a manager in Portfolio Operations and Analytics.

Schwab Equity Index Funds 5

Schwab® S&P 500 Index Fund

The Schwab S&P 500 Index Fund (the fund) seeks to track the total return of the S&P 500 Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 15.09% for the 12-month period that ended October 31, 2012, compared with the index, which returned 15.21%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Large-cap U.S. stocks generated double-digit overall returns for the 12-month report period. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising more than 14% of the fund. Financials stocks also performed well, returning approximately 20%. One significant contributor in this sector was Wells Fargo & Co., a diversified financial services company. The fund’s Wells Fargo & Co. holdings returned more than 33% over the 12 months.

The Health Care sector, which represented an average weight of nearly 12% of the fund, also provided a meaningful total return contribution. The fund’s Health Care stocks returned approximately 22%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Pfizer Inc., a global pharmaceutical company. The fund’s Pfizer Inc. holdings returned more than 34% over the report period.

The Materials sector generated positive returns for the fund, but was the weakest total return contributor. The Materials sector represented an average weight of more than 3% of the fund, and returned more than 7%. One significant detractor in this sector was Newmont Mining Corporation, which acquires, explores, and develops mineral properties. The fund’s Newmont Mining Corporation holdings returned approximately -16%.

As of 10/31/12:

 Statistics

Number of Holdings	503
Weighted Average Market Cap ($ x 1,000,000)	$111,376
Price/Earnings Ratio (P/E)	15.8
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Information Technology	18.9%
Financials	15.0%
Health Care	12.0%
Energy	11.1%
Consumer Discretionary	10.9%
Consumer Staples	10.8%
Industrials	9.8%
Utilities	3.6%
Materials	3.4%
Telecommunication Services	3.1%
Other	1.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	4.3%
Exxon Mobil Corp.	3.3%
General Electric Co.	1.7%
Chevron Corp.	1.7%
Microsoft Corp.	1.7%
International Business Machines Corp.	1.6%
AT&T, Inc.	1.6%
Johnson & Johnson	1.5%
The Procter & Gamble Co.	1.5%
Pfizer, Inc.	1.4%
Total	20.3%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab® S&P 500 Index Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)	15.09%	0.37%	6.86%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratios4: Net 0.09%; Gross 0.10%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)
Pre-Liquidation (still own shares)	14.72%	0.06%	6.45%
Post-Liquidation (shares were sold)	10.16%	0.25%	5.87%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	10.71%	-1.57%	5.73%
Post-Liquidation (shares were sold)	7.44%	-1.05%	5.31%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Standard & Poor’s® S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund (the fund) seeks to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 14.38% for the 12-month period that ended October 31, 2012, compared with the index, which returned 14.67%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Large-cap U.S. stocks generated double-digit overall returns for the 12-month report period. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 15% of the fund. The fund’s Financials stocks also performed well, returning nearly 20%. One significant contributor in this sector was Wells Fargo & Co., a diversified financial services company. The fund’s Wells Fargo & Co. holdings returned more than 33% over the 12 months.

The Health Care sector, which represented an average weight of more than 11% of the fund, also provided a meaningful contribution to the fund’s total return. The fund’s Health Care stocks returned approximately 22%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Pfizer Inc., a global pharmaceutical company. The fund’s Pfizer Inc. holdings returned more than 34% over the report period.

The Materials sector generated positive returns for the fund, but was the weakest total return contributor. The Materials sector represented an average weight of nearly 4% of the fund, and returned approximately 10%. One significant detractor in this sector was Newmont Mining Corporation, which acquires, explores, and develops mineral properties. The fund’s Newmont Mining Corporation holdings returned approximately -16%.

As of 10/31/12:

 Statistics

Number of Holdings	981
Weighted Average Market Cap ($ x 1,000,000)	$99,495
Price/Earnings Ratio (P/E)	16.6
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	18.4%
Financials	15.8%
Consumer Discretionary	12.0%
Health Care	11.8%
Energy	10.6%
Industrials	10.5%
Consumer Staples	9.9%
Materials	3.8%
Utilities	3.8%
Telecommunication Services	2.9%
Other	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.9%
Exxon Mobil Corp.	2.9%
General Electric Co.	1.6%
Chevron Corp.	1.5%
Microsoft Corp.	1.5%
International Business Machines Corp.	1.5%
AT&T, Inc.	1.4%
Johnson & Johnson	1.4%
The Procter & Gamble Co.	1.3%
Pfizer, Inc.	1.3%
Total	18.3%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	14.38%	0.35%	6.99%
Schwab 1000 Index®	14.67%	0.56%	7.31%
S&P 500® Index	15.21%	0.36%	6.91%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratios4: Net 0.29%; Gross 0.34%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)
Pre-Liquidation (still own shares)	13.33%	-0.09%	6.57%
Post-Liquidation (shares were sold)	10.43%	0.22%	6.01%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	10.71%	-1.57%	5.73%
Post-Liquidation (shares were sold)	7.44%	-1.05%	5.31%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Investor Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund (the fund) seeks to track the total return of the Russell 2000 Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 11.87% for the 12-month period that ended October 31, 2012. In December 2011, the fund transitioned from the Schwab Small-Cap Index, which returned 13.68% for the 12-month period, to the new index, which returned 12.08%. The Small-Cap Spliced Index returned 11.60% for the same period. In addition, the fund engaged in securities lending, which positively contributed to the fund’s performance versus the index. Because the return of an index does not include operational and transactional costs, the return of the fund tends to differ from that of an index.

Market Highlights. Small-cap U.S. stocks generated double-digit overall returns for the 12-month report period. The low-rate environment and governmental efforts aimed at increasing the pace of economic growth helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising nearly 22% of the fund. The fund’s Financials stocks also performed well, returning almost 21%. One significant contributor in this sector was Ocwen Financial Corporation, a diversified financial services holding company. The fund’s Ocwen Financial Corporation holdings returned approximately 166% over the 12 months.

The Health Care sector, which represented an average weight of nearly 13% of the fund, also provided a meaningful contribution to the fund’s total return. The fund’s Health Care stocks returned more than 20%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Medivation Inc., a company involved in biomedical technologies. The fund’s Medivation Inc. holdings returned roughly 392% over the report period.

The Energy sector detracted the most from the fund’s total return. The Energy sector represented an average weight of more than 6% of the fund, and returned roughly -11%. One significant detractor in this sector was Bill Barrett Corporation, an independent oil and gas company. The fund’s Bill Barrett Corporation holdings returned approximately -45%.

As of 10/31/12:

 Statistics

Number of Holdings	1988
Weighted Average Market Cap ($ x 1,000,000)	$1,285
Price/Earnings Ratio (P/E)	43.5
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	41%

 Sector Weightings % of Investments

Financials	21.9%
Information Technology	16.2%
Industrials	14.9%
Consumer Discretionary	13.6%
Health Care	12.1%
Energy	5.8%
Materials	5.0%
Utilities	3.6%
Consumer Staples	3.6%
Telecommunication Services	0.7%
Other	2.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Ocwen Financial Corp.	0.3%
Two Harbors Investment Corp.	0.3%
Pharmacyclics, Inc.	0.3%
Genesee & Wyoming, Inc., Class A	0.3%
Starwood Property Trust, Inc.	0.3%
The Warnaco Group, Inc.	0.2%
WEX, Inc.	0.2%
CommVault Systems, Inc.	0.2%
Coeur d’Alene Mines Corp.	0.2%
Dril-Quip, Inc.	0.2%
Total	2.5%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	11.87%	2.62%	9.94%
Russell 2000® Index[4]	12.08%	1.19%	9.58%
Schwab Small-Cap Index®	13.68%	3.04%	10.24%
Small-Cap Spliced Index[5]	11.60%	2.66%	10.04%
Fund Category: Morningstar Small-Cap Blend	10.82%	0.75%	9.07%

Fund Expense Ratios6: Net 0.17%; Gross 0.19%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	9.79%	1.45%	8.91%
Post-Liquidation (shares were sold)	8.30%	1.83%	8.44%
Fund Category: Morningstar Small-Cap Blend
Pre-Liquidation (still own shares)	9.12%	-0.13%	8.05%
Post-Liquidation (shares were sold)	6.66%	0.24%	7.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	Effective December 14, 2011, the fund changed its primary benchmark index from the Schwab Small-Cap Index to the Russell 2000 Index in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
[5]	The Small-Cap Spliced Index is an internally calculated index, comprised of the Schwab Small-Cap Index from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011 and the Russell 2000 Index from December 15, 2011 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund (the fund) seeks to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available—approximately 3,800 stocks. To pursue its investment objective, the funds uses a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 14.71% for the 12-month period that ended October 31, 2012, compared with the index, which returned 14.73%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. U.S. stocks generated double-digit overall returns for the 12-month report period. Governmental efforts aimed at increasing the pace of economic growth and the low-rate environment helped to support this performance. Challenges included the euro zone’s ongoing sovereign debt crisis, worries over the November elections, and the upcoming fiscal cliff—the potential expiration of many tax cuts and governmental spending policies in 2013.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s return. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks comprising approximately 16% of the fund. Financials stocks also performed well, returning more than 19% for the fund. One significant contributor in this sector was Wells Fargo & Co., a diversified financial services company. The fund’s Wells Fargo & Co. holdings returned more than 33% over the 12 months.

The Health Care sector, which represented an average weight of approximately 12% of the fund, also provided a meaningful contribution to the fund’s total return. The fund’s Health Care stocks returned more than 22%, reflecting the overall performance of companies involved in health care and equipment services, biotechnology, and pharmaceuticals. One significant contributor in this sector was Pfizer Inc., a global pharmaceutical company. The fund’s Pfizer Inc. holdings returned more than 34% over the report period.

The Utilities sector generated positive returns for the fund, but was the weakest total return contributor. The Utilities sector represented an average weight of approximately 4% of the fund, and returned roughly 11%. One significant detractor in this sector was Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -15%.

As of 10/31/12:

 Statistics

Number of Holdings	2451
Weighted Average Market Cap ($ x 1,000,000)	$91,599
Price/Earnings Ratio (P/E)	17.5
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	3%

 Sector Weightings % of Investments

Information Technology	18.1%
Financials	16.4%
Consumer Discretionary	12.0%
Health Care	11.7%
Industrials	10.7%
Energy	10.3%
Consumer Staples	9.4%
Materials	3.9%
Utilities	3.6%
Telecommunication Services	2.8%
Other	1.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.6%
Exxon Mobil Corp.	2.7%
General Electric Co.	1.4%
Chevron Corp.	1.4%
Microsoft Corp.	1.4%
International Business Machines Corp.	1.3%
AT&T, Inc.	1.3%
Johnson & Johnson	1.2%
The Procter & Gamble Co.	1.2%
Pfizer, Inc.	1.2%
Total	16.7%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	14.71%	0.93%	7.70%
Dow Jones U.S. Total Stock Market IndexSM	14.73%	0.76%	7.75%
Fund Category: Morningstar Large-Cap Blend	12.55%	-0.71%	6.42%

Fund Expense Ratios4: Net 0.09%; Gross 0.11%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)
Pre-Liquidation (still own shares)	14.36%	0.64%	7.33%
Post-Liquidation (shares were sold)	9.87%	0.73%	6.64%

Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	10.71%	-1.57%	5.73%
Post-Liquidation (shares were sold)	7.44%	-1.05%	5.31%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

“Dow Jones” and “The Dow Jones U.S. Total Stock Market IndexSM” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund (the fund) seeks to track the performance of the MSCI EAFE Index (the index), which measures the total return of large, publicly traded non-U.S. companies from international countries with developed equity markets. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 6.07% for the 12 months ended October 31, 2012. In December 2011, the fund transitioned from the Schwab International Index (net), which returned 4.78% for the 12-month period, to the new index, which returned 5.15%. The International Spliced Index returned 5.05% for the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index. In addition, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed positively to the fund’s relative performance.*

Market Highlights. The euro zone’s sovereign debt crisis and decelerating economic growth represented challenges for international stocks. However, meaningful eventual progress by European leaders toward resolving the crisis helped, while major currencies finished mixed versus the U.S. dollar.

Contributors and Detractors. U.K. stocks were the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of more than 22%. U.K. investments benefitted from being alternatives to the crisis-plagued euro zone, and returned approximately 9% for the fund in U.S. dollar terms. HSBC Holdings plc—an international banking and financial services company—was a significant contributor in this market, with the fund’s holdings returning more than 18%.

The fund’s Canadian stocks returned approximately -8% in U.S. dollar terms, the biggest detractors from a country standpoint. Holdings of Canadian companies represented a 9% weight in the fund prior to the index conversion, and these holdings were subsequently eliminated.

As of 10/31/12:

 Country Weightings % of Equity Investments

United Kingdom	22.9%
Japan	19.3%
France	9.2%
Australia	8.9%
Switzerland	8.6%
Germany	8.5%
Hong Kong	3.1%
Sweden	3.1%
Spain	2.9%
Netherlands	2.5%
Other Countries	11.0%
Total	100.0%

 Statistics

Number of Holdings	927
Weighted Average Market Cap ($ x 1,000,000)	$50,565
Price/Earnings Ratio (P/E)	18.3
Price/Book Ratio (P/B)	0.8
Portfolio Turnover Rate	31%

 Sector Weightings % of Investments

Financials	23.7%
Industrials	12.3%
Consumer Staples	11.8%
Consumer Discretionary	10.0%
Health Care	10.0%
Materials	9.5%
Energy	8.1%
Telecommunication Services	5.0%
Information Technology	4.2%
Utilities	3.9%
Other	1.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Nestle S.A. – Reg’d	2.0%
HSBC Holdings plc	1.7%
iShares MSCI EAFE Index Fund	1.5%
Novartis AG – Reg’d	1.3%
BP plc	1.3%
Roche Holding AG	1.3%
Vodafone Group plc	1.3%
Royal Dutch Shell plc, A Shares	1.2%
BHP Billiton Ltd.	1.1%
GlaxoSmithKline plc	1.1%
Total	13.8%

Management’s views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance and Fund Facts as of 10/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2002 – October 31, 2012
Performance of Hypothetical
$10,000 Investment1,2,3

 Pre-Tax Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	6.07%	-5.76%	7.51%
MSCI EAFE Index®[4]	5.15%	-5.35%	8.21%
Schwab International Index® (Net)	4.78%	-5.64%	7.74%
International Spliced Index[5]	5.05%	-5.59%	7.77%
Fund Category: Morningstar Foreign Large-Cap Blend	6.15%	-5.92%	7.31%

Fund Expense Ratios6: Net 0.19%; Gross 0.21%

 Average Annual Total Returns After Tax1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	5.48%	-6.10%	6.97%
Post-Liquidation (shares were sold)	4.70%	-4.72%	6.49%
Fund Category: Morningstar Foreign Large-Cap Blend
Pre-Liquidation (still own shares)	4.14%	-7.11%	6.32%
Post-Liquidation (shares were sold)	3.20%	-5.46%	6.01%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership — “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower.
[2]	The pre-tax total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/12 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect both the effects of taxable distributions and the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The past performance and financial history of the fund are that of the fund’s former Select Shares.
[4]	Effective December 20, 2011, the fund changed its primary benchmark index from the Schwab International Index to the MSCI EAFE Index® in connection with a change to the fund’s investment strategy. See Glossary for index definitions.
[5]	The International Spliced Index is an internally calculated index, comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011 and the MSCI EAFE Index from December 21, 2011 forward.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2012 and held through October 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/12	at 10/31/12	5/1/12–10/31/12

Schwab® S&P 500 Index Fund
Actual Return	0.09%	$1,000	$1,021.00	$0.46
Hypothetical 5% Return	0.09%	$1,000	$1,024.68	$0.46

Schwab 1000 Index® Fund
Actual Return	0.29%	$1,000	$1,015.40	$1.47
Hypothetical 5% Return	0.29%	$1,000	$1,023.68	$1.48

Schwab Small-Cap Index Fund®
Actual Return	0.17%	$1,000	$1,010.50	$0.86
Hypothetical 5% Return	0.17%	$1,000	$1,024.28	$0.87

Schwab Total Stock Market Index Fund®
Actual Return	0.09%	$1,000	$1,017.80	$0.46
Hypothetical 5% Return	0.09%	$1,000	$1,024.68	$0.46

Schwab International Index Fund®
Actual Return	0.19%	$1,000	$1,024.50	$0.97
Hypothetical 5% Return	0.19%	$1,000	$1,024.18	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–		11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	19.82	18.70	16.28	15.28		24.28

Income (loss) from investment operations:
Net investment income (loss)	0.44	0.39	0.35	0.20		0.44
Net realized and unrealized gains (losses)	2.49	1.09	2.31	1.22		(9.02)

Total from investment operations	2.93	1.48	2.66	1.42		(8.58)
Less distributions:
Distributions from net investment income	(0.40)	(0.36)	(0.24)	(0.42)		(0.42)

Net asset value at end of period	22.35	19.82	18.70	16.28		15.28

Total return (%)	15.09	7.97	16.50	9.81		(35.92)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.13	[2]	0.19
Gross operating expenses	0.10	0.10	0.10	0.16		0.21
Net investment income (loss)	2.09	1.96	1.97	2.09		2.06
Portfolio turnover rate	2	3	2	3	[3]	3
Net assets, end of period ($ x 1,000,000)	12,687	10,909	10,007	8,718		2,598

1 Effective September 9, 2009, the Investor Share class, the e.Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

See financial notes 17

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Common Stock	9,225,822,139	12,480,987,418
1.4%	Short-Term Investments	179,821,589	179,821,589

99.8%	Total Investments	9,405,643,728	12,660,809,007
0.2%	Collateral Invested for Securities on Loan	31,508,589	31,508,589
0.0%	Other Assets and Liabilities, Net		(5,367,984)

100.0%	Net Assets		12,686,949,612

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.4% of net assets

Automobiles & Components 0.6%
Other Securities		0.6	80,260,645

Banks 2.8%
U.S. Bancorp	1,872,428	0.5	62,183,334
Wells Fargo & Co.	4,854,909	1.3	163,561,884
Other Securities		1.0	132,516,025

		2.8	358,261,243

Capital Goods 7.5%
3M Co.	628,619	0.4	55,067,024
Caterpillar, Inc.	645,662	0.4	54,758,594
General Electric Co.	10,435,252	1.7	219,766,407
United Technologies Corp.	829,035	0.5	64,797,376
Other Securities		4.5	561,454,899

		7.5	955,844,300

Commercial & Professional Supplies 0.7%
Other Securities		0.7	83,683,994

Consumer Durables & Apparel 1.0%
Other Securities		1.0	130,109,338

Consumer Services 1.8%
McDonald’s Corp.	996,638	0.7	86,508,178
Other Securities		1.1	143,576,565

		1.8	230,084,743

Diversified Financials 6.1%
American Express Co.	973,041	0.4	54,461,105
Bank of America Corp.	10,650,811	0.8	99,265,558
Citigroup, Inc.	2,898,147	0.9	108,361,716
JPMorgan Chase & Co.	3,754,331	1.2	156,480,516
The Charles Schwab Corp. (a)	1,085,681	0.1	14,743,548
The Goldman Sachs Group, Inc.	445,369	0.4	54,508,712
Other Securities		2.3	284,800,054

		6.1	772,621,209

Energy 11.1%
Chevron Corp.	1,939,134	1.7	213,711,958
ConocoPhillips	1,200,290	0.5	69,436,776
Exxon Mobil Corp.	4,561,941	3.3	415,912,161
Occidental Petroleum Corp.	800,450	0.5	63,203,532
Schlumberger Ltd.	1,311,515	0.7	91,189,638
Other Securities		4.4	550,945,804

		11.1	1,404,399,869

Food & Staples Retailing 2.4%
CVS Caremark Corp.	1,258,851	0.5	58,410,686
Wal-Mart Stores, Inc.	1,661,002	1.0	124,608,370
Other Securities		0.9	122,798,638

		2.4	305,817,694

Food, Beverage & Tobacco 6.0%
Altria Group, Inc.	2,008,991	0.5	63,885,914
PepsiCo, Inc.	1,538,063	0.8	106,495,482
Philip Morris International, Inc.	1,665,946	1.2	147,536,178
The Coca-Cola Co.	3,826,356	1.1	142,263,916
Other Securities		2.4	298,304,914

		6.0	758,486,404

Health Care Equipment & Services 3.8%
UnitedHealth Group, Inc.	1,011,410	0.4	56,638,960
Other Securities		3.4	423,558,985

		3.8	480,197,945

Household & Personal Products 2.4%
The Procter & Gamble Co.	2,721,990	1.5	188,470,588
Other Securities		0.9	109,021,461

		2.4	297,492,049

Insurance 3.9%
Berkshire Hathaway, Inc., Class B *	1,812,330	1.2	156,494,696
Other Securities		2.7	334,390,634

		3.9	490,885,330

Materials 3.4%
Other Securities		3.4	435,381,741

18 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.5%
Comcast Corp., Class A	2,644,464	0.8	99,193,845
The Walt Disney Co.	1,773,283	0.7	87,014,997
Other Securities		2.0	255,040,771

		3.5	441,249,613

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
Abbott Laboratories	1,550,986	0.8	101,620,603
Amgen, Inc.	760,959	0.5	65,857,197
Bristol-Myers Squibb Co.	1,659,364	0.4	55,173,853
Johnson & Johnson	2,724,725	1.5	192,965,025
Merck & Co., Inc.	3,010,014	1.1	137,346,939
Pfizer, Inc.	7,382,033	1.4	183,591,161
Other Securities		2.5	304,382,993

		8.2	1,040,937,771

Real Estate 2.1%
Other Securities		2.1	270,996,641

Retailing 4.0%
Amazon.com, Inc. *	357,380	0.7	83,205,212
The Home Depot, Inc.	1,491,550	0.7	91,551,339
Other Securities		2.6	332,561,522

		4.0	507,318,073

Semiconductors & Semiconductor Equipment 1.9%
Intel Corp.	4,944,405	0.8	106,922,758
Other Securities		1.1	139,066,042

		1.9	245,988,800

Software & Services 9.3%
eBay, Inc. *	1,146,269	0.4	55,353,330
Google, Inc., Class A *	261,796	1.4	177,961,067
International Business Machines Corp.	1,061,590	1.6	206,511,103
Microsoft Corp.	7,456,731	1.7	212,777,819
Oracle Corp.	3,786,586	0.9	117,573,495
Visa, Inc., Class A	516,600	0.6	71,683,416
Other Securities		2.7	336,172,775

		9.3	1,178,033,005

Technology Hardware & Equipment 7.6%
Apple, Inc.	926,434	4.3	551,320,873
Cisco Systems, Inc.	5,241,228	0.7	89,834,648
QUALCOMM, Inc.	1,683,365	0.8	98,603,105
Other Securities		1.8	222,519,840

		7.6	962,278,466

Telecommunication Services 3.1%
AT&T, Inc.	5,695,136	1.6	196,994,754
Verizon Communications, Inc.	2,815,578	1.0	125,687,402
Other Securities		0.5	72,916,996

		3.1	395,599,152

Transportation 1.6%
Union Pacific Corp.	464,175	0.5	57,107,450
Other Securities		1.1	145,373,069

		1.6	202,480,519

Utilities 3.6%
Other Securities		3.6	452,578,874

Total Common Stock
(Cost $9,225,822,139)			12,480,987,418

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 1.4% of net assets

Time Deposits 1.3%
BNP Paribas
0.03%, 11/01/12	88,564,698	0.7	88,564,698
Other Securities		0.6	80,478,432

		1.3	169,043,130

U.S. Treasury Obligations 0.1%
Other Securities		0.1	10,778,459

Total Short-Term Investments
(Cost $179,821,589)			179,821,589

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.2% of net assets

Wells Fargo Advantage Government Money Market Fund	31,508,589	0.2	31,508,589

Total Collateral Invested for Securities on Loan
(Cost $31,508,589)			31,508,589

End of Collateral Invested for Securities on Loan.

At 10/31/12, tax basis cost of the fund’s investments was $9,446,008,739 and the unrealized appreciation and depreciation were $4,389,637,779 and ($1,174,837,511), respectively, with a net unrealized appreciation of $3,214,800,268.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

See financial notes 19

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	2,500	175,850,000	(5,136,125)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$12,480,987,418	$—	$—	$12,480,987,418
Short-Term Investments[1]	—	179,821,589	—	179,821,589

Total	$12,480,987,418	$179,821,589	$—	$12,660,809,007

Other Financial Instruments
Collateral Invested for Securities on Loan	$31,508,589	$—	$—	$31,508,589

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($5,136,125)	$—	$—	($5,136,125)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated issuers, at value (cost $12,551,700)		$14,743,548
Investments in unaffiliated issuers, at value (cost $9,393,092,028) including securities on loan of $31,036,509	+	12,646,065,459

Total investments, at value (cost $9,405,643,728)		12,660,809,007
Cash		51,475
Collateral invested for securities on loan		31,508,589
Receivables:
Fund shares sold		29,246,054
Dividends		14,737,433
Income from securities on loan		54,232
Foreign tax reclaims		22,821
Prepaid expenses	+	255,858

Total assets		12,736,685,469

Liabilities

Collateral held for securities on loan		31,508,589
Payables:
Investment adviser and administrator fees		56,667
Shareholder service fees		22,157
Fund shares redeemed		17,773,209
Due to brokers for futures		100,000
Accrued expenses	+	275,235

Total liabilities		49,735,857

Net Assets

Total assets		12,736,685,469
Total liabilities	−	49,735,857

Net assets		$12,686,949,612

Net Assets by Source
Capital received from investors		9,687,771,668
Net investment income not yet distributed		200,192,592
Net realized capital losses		(451,043,802)
Net unrealized capital gains		3,250,029,154

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$12,686,949,612		567,542,349		$22.35

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated issuer		$251,479
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $72)		259,344,993
Interest		57,705
Securities on loan	+	906,094

Total investment income		260,560,271

Expenses

Investment adviser and administrator fees		7,167,350
Shareholder service fees		2,319,964
Transfer agent fees		556,280
Shareholder reports		316,052
Portfolio accounting fees		279,665
Custodian fees		219,042
Registration fees		189,844
Professional fees		95,087
Trustees’ fees		83,697
State filing fee reimbursement (Note 4)		(27,175)
Other expenses	+	357,449

Total expenses		11,557,255
Expense reduction by CSIM and its affiliates[1]	−	806,252

Net expenses	−	10,751,003

Net investment income		249,809,268

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,233,233)
Net realized gains on futures contracts	+	36,168,842

Net realized gains		34,935,609
Net unrealized gains on affiliated issuer		1,290,265
Net unrealized gains on unaffiliated investments		1,377,702,361
Net unrealized losses on futures contracts	+	(13,253,988)

Net unrealized gains	+	1,365,738,638

Net realized and unrealized gains		1,400,674,247

Increase in net assets resulting from operations		$1,650,483,515

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $27,175. See financial note 4 for additional information.

22 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$249,809,268	$212,608,956
Net realized gains		34,935,609	137,575,248
Net unrealized gains	+	1,365,738,638	450,444,867

Increase in net assets from operations		1,650,483,515	800,629,071

Distributions to Shareholders

Distributions from net investment income		($218,494,240)	($191,615,698)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		94,452,205	$2,011,893,595	93,309,499	$1,842,476,643
Shares reinvested		10,225,170	196,221,005	9,010,183	172,725,206
Shares redeemed	+	(87,533,037)	(1,861,743,855)	(87,190,945)	(1,722,551,980)

Net transactions in fund shares		17,144,338	$346,370,745	15,128,737	$292,649,869

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		550,398,011	$10,908,589,592	535,269,274	$10,006,926,350
Total increase	+	17,144,338	1,778,360,020	15,128,737	901,663,242

End of period		567,542,349	$12,686,949,612	550,398,011	$10,908,589,592

Net investment income not yet distributed			$200,192,592		$171,894,015

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–		11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	37.44	35.79	31.00	28.69		45.81

Income (loss) from investment operations:
Net investment income (loss)	0.71 [2]	0.62 [2]	0.57 [2]	0.54	[2]	0.66 [2]
Net realized and unrealized gains (losses)	4.32	2.07	4.80	2.41		(17.13)

Total from investment operations	5.03	2.69	5.37	2.95		(16.47)
Less distributions:
Distributions from net investment income	(0.72)	(0.57)	(0.58)	(0.64)		(0.62)
Distributions from net realized gains	(1.52)	(0.47)	—	—		(0.03)

Total distributions	(2.24)	(1.04)	(0.58)	(0.64)		(0.65)

Net asset value at end of period	40.23	37.44	35.79	31.00		28.69

Total return (%)	14.38	7.60	17.51	10.72		(36.43)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.29	0.38	[3]	0.49
Gross operating expenses	0.34	0.34	0.35	0.44		0.49
Net investment income (loss)	1.85	1.64	1.71	1.96		1.68
Portfolio turnover rate	4	5	5	4		4
Net assets, end of period ($ x 1,000,000)	4,848	4,552	4,575	4,279		2,260

1 Effective September 18, 2009, the Select Share class and the Investor Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

24 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.5%		Common Stock	1,982,137,394	4,824,056,196
0.4%		Other Investment Company	20,278,008	20,278,008
0.1%		Short-Term Investment	1,430,820	1,430,820

100.0%		Total Investments	2,003,846,222	4,845,765,024
0.5%		Collateral Invested for Securities on Loan	23,866,457	23,866,457
(0	.5)%	Other Assets and Liabilities, Net		(21,633,884)

100.0%		Net Assets		4,847,997,597

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.5% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	42,006,982

Banks 2.9%
U.S. Bancorp	641,705	0.4	21,311,023
Wells Fargo & Co.	1,666,696	1.2	56,150,988
Other Securities		1.3	62,754,309

		2.9	140,216,320

Capital Goods 7.9%
3M Co.	215,754	0.4	18,900,050
Caterpillar, Inc.	221,596	0.4	18,793,557
General Electric Co.	3,580,702	1.6	75,409,584
United Technologies Corp.	284,603	0.5	22,244,571
Other Securities		5.0	248,406,917

		7.9	383,754,679

Commercial & Professional Supplies 0.8%
Other Securities		0.8	37,601,568

Consumer Durables & Apparel 1.3%
Other Securities		1.3	63,321,355

Consumer Services 2.0%
McDonald’s Corp.	341,436	0.6	29,636,645
Other Securities		1.4	67,563,335

		2.0	97,199,980

Diversified Financials 5.8%
American Express Co.	334,677	0.4	18,731,872
Bank of America Corp.	3,646,541	0.7	33,985,762
Citigroup, Inc.	994,956	0.8	37,201,405
JPMorgan Chase & Co.	1,288,878	1.1	53,720,435
The Charles Schwab Corp. (a)	367,065	0.1	4,984,743
The Goldman Sachs Group, Inc.	152,932	0.4	18,717,348
Other Securities		2.3	112,737,600

		5.8	280,079,165

Energy 10.6%
Chevron Corp.	666,837	1.5	73,492,106
ConocoPhillips	412,066	0.5	23,838,018
Exxon Mobil Corp.	1,566,163	2.9	142,787,081
Occidental Petroleum Corp.	274,816	0.4	21,699,471
Schlumberger Ltd.	450,647	0.6	31,333,486
Other Securities		4.7	221,016,585

		10.6	514,166,747

Food & Staples Retailing 2.2%
CVS Caremark Corp.	433,511	0.4	20,114,910
Wal-Mart Stores, Inc.	570,227	0.9	42,778,430
Other Securities		0.9	45,886,238

		2.2	108,779,578

Food, Beverage & Tobacco 5.4%
Altria Group, Inc.	689,705	0.5	21,932,619
PepsiCo, Inc.	526,885	0.8	36,481,517
Philip Morris International, Inc.	571,965	1.0	50,653,220
The Coca-Cola Co.	1,313,648	1.0	48,841,433
Other Securities		2.1	103,757,155

		5.4	261,665,944

Health Care Equipment & Services 3.9%
UnitedHealth Group, Inc.	350,392	0.4	19,621,952
Other Securities		3.5	168,713,730

		3.9	188,335,682

Household & Personal Products 2.2%
The Procter & Gamble Co.	934,519	1.3	64,706,096
Other Securities		0.9	44,335,635

		2.2	109,041,731

Insurance 4.1%
Berkshire Hathaway, Inc., Class B *	622,212	1.1	53,728,006
Other Securities		3.0	144,722,572

		4.1	198,450,578

Materials 3.8%
Other Securities		3.8	185,543,441

See financial notes 25

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.6%
Comcast Corp., Class A	909,123	0.7	34,101,204
The Walt Disney Co.	608,760	0.6	29,871,853
Other Securities		2.3	109,294,723

		3.6	173,267,780

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
Abbott Laboratories	532,446	0.7	34,885,862
Amgen, Inc.	260,702	0.5	22,562,455
Bristol-Myers Squibb Co.	569,639	0.4	18,940,497
Johnson & Johnson	935,387	1.4	66,244,107
Merck & Co., Inc.	1,033,318	1.0	47,150,300
Pfizer, Inc.	2,530,651	1.3	62,937,290
Other Securities		2.6	132,420,969

		7.9	385,141,480

Real Estate 3.0%
Other Securities		3.0	147,502,663

Retailing 4.3%
Amazon.com, Inc. *	122,741	0.6	28,576,560
The Home Depot, Inc.	511,435	0.6	31,391,880
Other Securities		3.1	146,699,964

		4.3	206,668,404

Semiconductors & Semiconductor Equipment 1.9%
Intel Corp.	1,700,280	0.8	36,768,555
Other Securities		1.1	56,818,666

		1.9	93,587,221

Software & Services 9.3%
eBay, Inc. *	393,470	0.4	19,000,666
Google, Inc., Class A *	89,876	1.3	61,095,009
International Business Machines Corp.	364,440	1.5	70,894,513
Microsoft Corp.	2,559,938	1.5	73,047,831
Oracle Corp.	1,292,110	0.8	40,120,015
Visa, Inc., Class A	177,300	0.5	24,602,148
Other Securities		3.3	161,756,831

		9.3	450,517,013

Technology Hardware & Equipment 7.2%
Apple, Inc.	318,050	3.9	189,271,555
Cisco Systems, Inc.	1,794,815	0.6	30,763,129
QUALCOMM, Inc.	578,278	0.7	33,872,634
Other Securities		2.0	92,902,316

		7.2	346,809,634

Telecommunication Services 2.9%
AT&T, Inc.	1,957,377	1.4	67,705,670
Verizon Communications, Inc.	966,557	0.9	43,147,105
Other Securities		0.6	31,500,815

		2.9	142,353,590

Transportation 1.8%
Union Pacific Corp.	159,662	0.4	19,643,216
Other Securities		1.4	66,441,334

		1.8	86,084,550

Utilities 3.8%
Other Securities		3.8	181,960,111

Total Common Stock
(Cost $1,982,137,394)			4,824,056,196

Other Investment Company 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund	20,278,008	0.4	20,278,008

Total Other Investment Company
(Cost $20,278,008)			20,278,008

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,430,820

Total Short-Term Investment
(Cost $1,430,820)			1,430,820

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund	23,866,457	0.5	23,866,457

Total Collateral Invested for Securities on Loan
(Cost $23,866,457)			23,866,457

End of Collateral Invested for Securities on Loan.

At 10/31/12, tax basis cost of the fund’s investments was $1,980,916,319 and the unrealized appreciation and depreciation were $2,967,356,004 and ($102,507,299), respectively, with a net unrealized appreciation of $2,864,848,705.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

26 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	280	19,695,200	(665,290)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$4,617,387,792	$—	$—	$4,617,387,792
Retailing	206,603,407	—	64,997	206,668,404
Other Investment Company[1]	20,278,008	—	—	20,278,008
Short-Term Investments[1]	—	1,430,820	—	1,430,820

Total	$4,844,269,207	$1,430,820	$64,997	$4,845,765,024

Other Financial Instruments
Collateral Invested for Securities on Loan	$23,866,457	$—	$—	$23,866,457

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($665,290)	$—	$—	($665,290)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$—	$—	$4,047	$60,950	$—	$—	$—	$64,997

Total	$—	$—	$4,047	$60,950	$—	$—	$—	$64,997

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $4,047.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated issuers, at value (cost $1,803,228)		$4,984,743
Investments in unaffiliated issuers, at value (cost $2,002,042,994) including securities on loan of $23,386,814	+	4,840,780,281

Total investments, at value (cost $2,003,846,222)		4,845,765,024
Collateral invested for securities on loan		23,866,457
Receivables:
Dividends		5,589,281
Fund shares sold		2,870,135
Income from securities on loan		69,208
Foreign tax reclaims		7,846
Interest		956
Prepaid expenses	+	124,756

Total assets		4,878,293,663

Liabilities

Collateral held for securities on loan		23,866,457
Payables:
Investments bought		60,950
Investment adviser and administrator fees		69,378
Shareholder service fees		40,344
Fund shares redeemed		6,091,741
Due to brokers for futures		14,778
Accrued expenses	+	152,418

Total liabilities		30,296,066

Net Assets

Total assets		4,878,293,663
Total liabilities	−	30,296,066

Net assets		$4,847,997,597

Net Assets by Source
Capital received from investors		1,716,239,836
Net investment income not yet distributed		69,309,270
Net realized capital gains		221,194,979
Net unrealized capital gains		2,841,253,512

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$4,847,997,597		120,492,478		$40.23

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated issuer		$86,284
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $89,066)		100,914,058
Interest		10,650
Securities on loan	+	723,591

Total investment income		101,734,583

Expenses

Investment adviser and administrator fees		10,852,291
Shareholder service fees		4,633,485
Shareholder reports		195,027
Portfolio accounting fees		141,638
Transfer agent fees		137,141
Custodian fees		93,457
Professional fees		63,835
Registration fees		53,091
Trustees’ fees		48,806
Interest expense		2,292
Other expenses	+	118,816

Total expenses		16,339,879
Expense reduction by CSIM and its affiliates	−	2,559,048
Custody credits	−	141

Net expenses	−	13,780,690

Net investment income		87,953,893

Realized and Unrealized Gains (Losses)

Net realized gains on investments		195,449,231
Net realized gains on futures contracts	+	1,432,658

Net realized gains		196,881,889
Net unrealized gains on affiliated issuer		474,466
Net unrealized gains on unaffiliated investments		349,984,546
Net unrealized losses on futures contracts	+	(665,290)

Net unrealized gains	+	349,793,722

Net realized and unrealized gains		546,675,611

Increase in net assets resulting from operations		$634,629,504

See financial notes 29

 Schwab 1000 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$87,953,893	$78,010,205
Net realized gains		196,881,889	201,802,116
Net unrealized gains	+	349,793,722	69,288,970

Increase in net assets from operations		634,629,504	349,101,291

Distributions to Shareholders

Distributions from net investment income		(86,671,033)	(72,629,008)
Distributions from net realized gains	+	(183,283,175)	(59,077,498)

Total distributions		($269,954,208)	($131,706,506)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,643,918	$254,453,021	8,119,509	$304,265,267
Shares reinvested		6,777,525	235,112,352	3,151,858	114,822,202
Shares redeemed	+	(14,504,214)	(557,797,536)	(17,520,002)	(660,242,679)

Net transactions in fund shares		(1,082,771)	($68,232,163)	(6,248,635)	($241,155,210)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		121,575,249	$4,551,554,464	127,823,884	$4,575,314,889
Total increase or decrease	+	(1,082,771)	296,443,133	(6,248,635)	(23,760,425)

End of period		120,492,478	$4,847,997,597	121,575,249	$4,551,554,464

Net investment income not yet distributed			$69,309,270		$68,967,233

30 See financial notes

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–		11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]		10/31/08

Per-Share Data ($)

Net asset value at beginning of period	20.55	19.18	15.14	13.85		25.35

Income (loss) from investment operations:
Net investment income (loss)	0.33 [2]	0.25 [2]	0.22 [2]	0.18	[2]	0.33 [2]
Net realized and unrealized gains (losses)	1.89	1.37	3.97	1.40		(7.89)

Total from investment operations	2.22	1.62	4.19	1.58		(7.56)
Less distributions:
Distributions from net investment income	(0.35)	(0.20)	(0.15)	(0.29)		(0.32)
Distributions from net realized gains	(1.16)	(0.05)	—	—		(3.62)

Total distributions	(1.51)	(0.25)	(0.15)	(0.29)		(3.94)

Net asset value at end of period	21.26	20.55	19.18	15.14		13.85

Total return (%)	11.87	8.45	27.85	11.98		(34.48)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	0.19	0.19	0.28	[3]	0.42
Gross operating expenses	0.21	0.19	0.20	0.33		0.42
Net investment income (loss)	1.63	1.18	1.23	1.41		1.78
Portfolio turnover rate	41 [4]	26	33	26		64
Net assets, end of period ($ x 1,000,000)	1,675	1,502	1,406	1,142		628

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
4 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

97.4%		Common Stock	1,363,052,199	1,630,498,243
0.0%		Rights	—	—
0.0%		Warrants	—	591
2.6%		Short-Term Investments	43,991,885	43,991,885

100.0%		Total Investments	1,407,044,084	1,674,490,719
5.6%		Collateral Invested for Securities on Loan	93,407,211	93,407,211
(5	.6)%	Other Assets and Liabilities, Net		(93,156,428)

100.0%		Net Assets		1,674,741,502

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.4% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	13,785,346

Banks 8.2%
Hancock Holding Co.	106,049	0.2	3,350,088
Ocwen Financial Corp. *	149,200	0.3	5,754,644
Other Securities		7.7	127,203,896

		8.2	136,308,628

Capital Goods 8.8%
A.O. Smith Corp.	54,295	0.2	3,299,507
Acuity Brands, Inc.	58,800	0.2	3,804,360
CLARCOR, Inc.	69,900	0.2	3,162,276
Hexcel Corp. *	138,383	0.2	3,537,070
Middleby Corp. *	26,152	0.2	3,267,692
Robbins & Myers, Inc.	53,500	0.2	3,171,480
Teledyne Technologies, Inc. *	51,200	0.2	3,278,336
Woodward, Inc.	96,000	0.2	3,216,000
Other Securities		7.2	121,273,685

		8.8	148,010,406

Commercial & Professional Supplies 3.6%
Other Securities		3.6	60,913,847

Consumer Durables & Apparel 3.1%
The Warnaco Group, Inc. *	57,200	0.2	4,037,176
Other Securities		2.9	48,009,190

		3.1	52,046,366

Consumer Services 4.1%
Domino’s Pizza, Inc.	80,679	0.2	3,277,181
Six Flags Entertainment Corp.	55,000	0.2	3,141,050
Other Securities		3.7	62,867,321

		4.1	69,285,552

Diversified Financials 3.2%
Other Securities		3.2	54,217,032

Energy 5.8%
Dril-Quip, Inc. *	55,800	0.2	3,864,708
Energy XXI (Bermuda) Ltd.	109,500	0.2	3,624,450
Kodiak Oil & Gas Corp. *	366,300	0.2	3,384,612
Oasis Petroleum, Inc. *	111,100	0.2	3,263,007
Rosetta Resources, Inc. *	73,600	0.2	3,388,544
Other Securities		4.8	79,522,559

		5.8	97,047,880

Food & Staples Retailing 1.1%
United Natural Foods, Inc. *	67,882	0.2	3,614,038
Other Securities		0.9	13,930,129

		1.1	17,544,167

Food, Beverage & Tobacco 1.9%
Other Securities		1.9	32,257,694

Health Care Equipment & Services 6.5%
athenahealth, Inc. *	49,700	0.2	3,195,213
Other Securities		6.3	105,020,861

		6.5	108,216,074

Household & Personal Products 0.6%
Other Securities		0.6	9,613,379

Insurance 2.5%
First American Financial Corp.	147,800	0.2	3,362,450
Other Securities		2.3	38,238,627

		2.5	41,601,077

Materials 5.0%
Coeur d’Alene Mines Corp. *	125,350	0.2	3,874,569
Eagle Materials, Inc.	67,890	0.2	3,596,133
Other Securities		4.6	76,406,191

		5.0	83,876,893

Media 1.2%
Other Securities		1.2	19,764,535

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
Alkermes plc *	170,242	0.2	3,154,584
Cubist Pharmaceuticals, Inc. *	87,932	0.2	3,772,283
Jazz Pharmaceuticals plc *	57,900	0.2	3,110,967
Medicis Pharmaceutical Corp., Class A	80,149	0.2	3,479,268
Pharmacyclics, Inc. *	75,400	0.3	4,604,678
Seattle Genetics, Inc. *	131,798	0.2	3,316,038
Other Securities		4.4	73,114,074

		5.7	94,551,892

Real Estate 8.0%
CYS Investments, Inc.	242,900	0.2	3,259,718
Highwoods Properties, Inc.	102,800	0.2	3,315,300
Invesco Mortgage Capital, Inc.	160,500	0.2	3,439,515
Omega Healthcare Investors, Inc.	147,000	0.2	3,372,180
Starwood Property Trust, Inc.	187,900	0.3	4,306,668
Two Harbors Investment Corp.	387,300	0.3	4,620,489
Other Securities		6.6	111,753,534

		8.0	134,067,404

Retailing 4.3%
Other Securities		4.3	72,242,319

Semiconductors & Semiconductor Equipment 3.3%
Cirrus Logic, Inc. *	89,800	0.2	3,660,248
Cymer, Inc. *	43,165	0.2	3,439,819
Other Securities		2.9	48,790,324

		3.3	55,890,391

Software & Services 8.1%
Aspen Technology, Inc. *	130,200	0.2	3,226,356
CommVault Systems, Inc. *	62,100	0.2	3,879,387
CoStar Group, Inc. *	39,175	0.2	3,247,607
Parametric Technology Corp. *	166,100	0.2	3,351,898
Ultimate Software Group, Inc. *	37,100	0.2	3,760,456
WEX, Inc. *	54,076	0.2	3,989,727
Other Securities		6.9	113,710,935

		8.1	135,166,366

Technology Hardware & Equipment 4.8%
Other Securities		4.8	80,389,726

Telecommunication Services 0.7%
Other Securities		0.7	11,516,315

Transportation 2.5%
Alaska Air Group, Inc. *	98,800	0.2	3,778,112
Genesee & Wyoming, Inc., Class A *	61,600	0.3	4,464,152
Old Dominion Freight Line, Inc. *	99,124	0.2	3,324,619
Other Securities		1.8	29,861,864

		2.5	41,428,747

Utilities 3.6%
Cleco Corp.	84,600	0.2	3,650,490
IDACORP, Inc.	69,800	0.2	3,121,456
Piedmont Natural Gas Co., Inc.	99,700	0.2	3,177,439
Other Securities		3.0	50,806,822

		3.6	60,756,207

Total Common Stock
(Cost $1,363,052,199)			1,630,498,243

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	591

Total Warrants
(Cost $—)			591

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.6% of net assets

Time Deposit 2.5%
Royal Bank of Canada
0.03%, 11/01/12	41,374,248	2.5	41,374,248

U.S. Treasury Obligations 0.1%
Other Securities		0.1	2,617,637

Total Short-Term Investments
(Cost $43,991,885)			43,991,885

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 5.6% of net assets

Wells Fargo Advantage Government Money Market Fund	93,407,211	5.6	93,407,211

Total Collateral Invested for Securities on Loan
(Cost $93,407,211)			93,407,211

End of Collateral Invested for Securities on Loan.

At 10/31/12 tax basis cost of the fund’s investments was $1,412,644,938 and the unrealized appreciation and depreciation were $406,103,935 and ($144,258,154), respectively, with a net unrealized appreciation of $261,845,781.

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $320,070 or 0.0% of net assets.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

Russell 2000 Index, mini, Long, expires 12/21/12	510	41,631,300	(1,350,122)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,482,487,837	$—	$—	$1,482,487,837
Capital Goods	147,690,927	—	319,479	148,010,406
Rights[1]	—	—	—	—
Warrants	591	—	—	591
Short-Term Investments[1]	—	43,991,885	—	43,991,885

Total	$1,630,179,355	$43,991,885	$319,479	$1,674,490,719

Other Financial Instruments
Collateral Invested for Securities on Loan	$93,407,211	$—	$—	$93,407,211

Liabilities Valuation Input

Other Financial Instruments
Futures Contract[2]	($1,350,122)	$—	$—	($1,350,122)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$127,375	($3,526,188)	$3,697,493	$116,631	($95,832)	$—	$—	$319,479

Total	$127,375	($3,526,188)	$3,697,493	$116,631	($95,832)	$—	$—	$319,479

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $202,848.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2012.

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $1,407,044,084) including securities on loan of $90,461,226		$1,674,490,719
Collateral invested for securities on loan		93,407,211
Receivables:
Investments sold		350,272
Fund shares sold		3,865,849
Dividends		666,468
Income from securities on loan		379,680
Due from broker for futures		224,400
Interest		35
Prepaid expenses	+	38,106

Total assets		1,773,422,740

Liabilities

Collateral held for securities on loan		93,407,211
Payables:
Investments bought		4,110,730
Investment adviser and administrator fees		12,497
Shareholder service fees		2,825
Fund shares redeemed		980,247
Accrued expenses	+	167,728

Total liabilities		98,681,238

Net Assets

Total assets		1,773,422,740
Total liabilities	−	98,681,238

Net assets		$1,674,741,502

Net Assets by Source
Capital received from investors		1,351,648,137
Net investment income not yet distributed		21,861,474
Net realized capital gains		35,135,356
Net unrealized capital gains		266,096,535

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,674,741,502		78,771,380		$21.26

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $27,069)		$24,289,577
Interest		6,664
Securities on loan	+	4,304,672

Total investment income		28,600,913

Expenses

Investment adviser and administrator fees		2,382,479
Shareholder service fees		311,248
Index fee		137,671
Shareholder reports		121,934
Portfolio accounting fees		88,897
Transfer agent fees		71,860
Professional fees		71,084
Registration fees		62,659
Custodian fees		50,916
Trustees’ fees		16,343
Interest expense		1,041
State filing fee reimbursement (Note 4)		(4,304)
Other expenses	+	40,274

Total expenses		3,352,102
Expense reduction by CSIM and its affiliates[1]	−	650,918

Net expenses	−	2,701,184

Net investment income		25,899,729

Realized and Unrealized Gains (Losses)

Net realized gains on investments		41,537,460
Net realized gains on futures contracts		1,218,580
Net realized gains on foreign currency transactions	+	19

Net realized gains		42,756,059
Net unrealized gains on investments		107,250,891
Net unrealized losses on futures contracts		(1,557,114)
Net unrealized gains on foreign currency translations	+	22

Net unrealized gains	+	105,693,799

Net realized and unrealized gains		148,449,858

Increase in net assets resulting from operations		$174,349,587

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $4,304. See financial note 4 for additional information.

36 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$25,899,729	$18,466,000
Net realized gains		42,756,059	95,376,181
Net unrealized gains	+	105,693,799	8,082,589

Increase in net assets from operations		174,349,587	121,924,770

Distributions to Shareholders

Distributions from net investment income		(25,652,389)	(14,254,530)
Distributions from net realized gains	+	(84,544,390)	(4,031,438)

Total distributions		($110,196,779)	($18,285,968)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,103,409	$271,438,282	14,936,269	$309,163,569
Shares reinvested		5,456,861	101,552,188	814,081	16,827,051
Shares redeemed	+	(12,880,545)	(264,077,786)	(15,965,406)	(333,977,185)

Net transactions in fund shares		5,679,725	$108,912,684	(215,056)	($7,986,565)

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		73,091,655	$1,501,676,010	73,306,711	$1,406,023,773
Total increase or decrease	+	5,679,725	173,065,492	(215,056)	95,652,237

End of period		78,771,380	$1,674,741,502	73,091,655	$1,501,676,010

Net investment income not yet distributed			$21,861,474		$21,301,466

See financial notes 37

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	22.92	21.57	18.50	17.08	27.04

Income (loss) from investment operations:
Net investment income (loss)	0.47	0.41	0.37	0.24	0.40
Net realized and unrealized gains (losses)	2.83	1.33	3.02	1.55	(9.93)

Total from investment operations	3.30	1.74	3.39	1.79	(9.53)
Less distributions:
Distributions from net investment income	(0.42)	(0.39)	(0.32)	(0.37)	(0.37)
Distributions from net realized gains	—	—	—	—	(0.06)

Total distributions	(0.42)	(0.39)	(0.32)	(0.37)	(0.43)

Net asset value at end of period	25.80	22.92	21.57	18.50	17.08

Total return (%)	14.71	8.14	18.53	10.92	(35.76)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.21 [2]	0.38
Gross operating expenses	0.10	0.11	0.11	0.28	0.38
Net investment income (loss)	2.02	1.79	1.85	2.02	1.71
Portfolio turnover rate	3	1	3	5	1
Net assets, end of period ($ x 1,000,000)	2,240	1,747	1,470	1,205	585

1 Effective September 18, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.6%		Common Stock	1,684,732,545	2,208,790,277
0.0%		Rights	—	—
0.0%		Warrants	—	—
1.1%		Short-Term Investments	24,098,126	24,098,126

99.7%		Total Investments	1,708,830,671	2,232,888,403
0.8%		Collateral Invested for Securities on Loan	18,504,950	18,504,950
(0	.5)%	Other Assets and Liabilities, Net		(11,715,225)

100.0%		Net Assets		2,239,678,128

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.6% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	18,343,892

Banks 3.3%
U.S. Bancorp	270,431	0.4	8,981,014
Wells Fargo & Co.	701,006	1.1	23,616,892
Other Securities		1.8	41,440,364

		3.3	74,038,270

Capital Goods 7.8%
3M Co.	90,800	0.4	7,954,080
Caterpillar, Inc.	93,200	0.4	7,904,292
General Electric Co.	1,506,666	1.4	31,730,386
United Technologies Corp.	119,668	0.4	9,353,251
Other Securities		5.2	118,523,491

		7.8	175,465,500

Commercial & Professional Supplies 1.1%
Other Securities		1.1	24,726,338

Consumer Durables & Apparel 1.5%
Other Securities		1.5	32,585,030

Consumer Services 2.1%
McDonald’s Corp.	143,909	0.6	12,491,301
Other Securities		1.5	35,320,197

		2.1	47,811,498

Diversified Financials 5.4%
American Express Co.	140,750	0.4	7,877,777
Bank of America Corp.	1,537,856	0.6	14,332,818
Citigroup, Inc.	418,428	0.7	15,645,023
JPMorgan Chase & Co.	542,044	1.0	22,592,394
The Charles Schwab Corp. (b)	154,226	0.1	2,094,389
The Goldman Sachs Group, Inc.	64,300	0.4	7,869,677
Other Securities		2.2	50,463,170

		5.4	120,875,248

Energy 10.2%
Chevron Corp.	279,939	1.4	30,852,077
ConocoPhillips	173,323	0.4	10,026,735
Exxon Mobil Corp.	658,634	2.7	60,047,662
Occidental Petroleum Corp.	115,620	0.4	9,129,355
Schlumberger Ltd.	189,360	0.6	13,166,201
Other Securities		4.7	105,925,254

		10.2	229,147,284

Food & Staples Retailing 2.1%
CVS Caremark Corp.	181,590	0.4	8,425,776
Wal-Mart Stores, Inc.	239,800	0.8	17,989,796
Other Securities		0.9	19,781,324

		2.1	46,196,896

Food, Beverage & Tobacco 5.2%
Altria Group, Inc.	290,100	0.4	9,225,180
PepsiCo, Inc.	222,058	0.7	15,375,296
Philip Morris International, Inc.	240,500	1.0	21,298,680
The Coca-Cola Co.	552,500	0.9	20,541,950
Other Securities		2.2	51,069,761

		5.2	117,510,867

Health Care Equipment & Services 4.1%
UnitedHealth Group, Inc.	147,380	0.4	8,253,280
Other Securities		3.7	82,683,385

		4.1	90,936,665

Household & Personal Products 2.1%
The Procter & Gamble Co.	393,015	1.2	27,212,359
Other Securities		0.9	19,941,972

		2.1	47,154,331

Insurance 4.0%
Berkshire Hathaway, Inc., Class B *	261,674	1.0	22,595,550
Other Securities		3.0	66,564,740

		4.0	89,160,290

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Materials 3.9%
Other Securities		3.9	86,493,807

Media 3.4%
Comcast Corp., Class A	322,304	0.5	12,089,623
The Walt Disney Co.	255,993	0.6	12,561,577
Other Securities		2.3	50,506,245

		3.4	75,157,445

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Abbott Laboratories	223,905	0.7	14,670,256
Amgen, Inc.	109,968	0.4	9,517,181
Bristol-Myers Squibb Co.	239,550	0.4	7,965,037
Johnson & Johnson	393,370	1.2	27,858,463
Merck & Co., Inc.	434,570	0.9	19,829,429
Pfizer, Inc.	1,065,901	1.2	26,508,958
Other Securities		2.8	64,824,705

		7.6	171,174,029

Real Estate 3.7%
Other Securities		3.7	81,728,836

Retailing 4.2%
Amazon.com, Inc. *	51,600	0.5	12,013,512
The Home Depot, Inc.	215,070	0.6	13,200,997
Other Securities		3.1	68,947,583

		4.2	94,162,092

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	713,932	0.7	15,438,779
Other Securities		1.3	29,881,171

		2.0	45,319,950

Software & Services 9.1%
eBay, Inc. *	165,448	0.4	7,989,484
Google, Inc., Class A *	37,765	1.1	25,671,514
International Business Machines Corp.	153,310	1.3	29,823,394
Microsoft Corp.	1,076,650	1.4	30,722,208
Oracle Corp.	543,449	0.8	16,874,091
Visa, Inc., Class A	74,600	0.5	10,351,496
Other Securities		3.6	83,212,469

		9.1	204,644,656

Technology Hardware & Equipment 6.9%
Apple, Inc.	133,800	3.6	79,624,380
Cisco Systems, Inc.	754,909	0.6	12,939,140
QUALCOMM, Inc.	243,100	0.6	14,239,582
Other Securities		2.1	47,544,636

		6.9	154,347,738

Telecommunication Services 2.7%
AT&T, Inc.	823,156	1.3	28,472,966
Verizon Communications, Inc.	406,472	0.8	18,144,910
Other Securities		0.6	14,696,524

		2.7	61,314,400

Transportation 1.8%
Union Pacific Corp.	67,600	0.4	8,316,828
Other Securities		1.4	31,058,374

		1.8	39,375,202

Utilities 3.6%
Other Securities		3.6	81,120,013

Total Common Stock
(Cost $1,684,732,545)			2,208,790,277

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 1.1% of net assets

Time Deposit 1.0%
Societe Generale
0.03%, 11/01/12	22,399,356	1.0	22,399,356

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,698,770

Total Short-Term Investments
(Cost $24,098,126)			24,098,126

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.8% of net assets

Wells Fargo Advantage Government Money Market Fund	18,504,950	0.8	18,504,950

Total Collateral Invested for Securities on Loan
(Cost $18,504,950)			18,504,950

End of Collateral Invested for Securities on Loan.

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

At 10/31/12 the tax basis cost of the fund’s investments was $1,721,800,478 and the unrealized appreciation and depreciation were $678,801,448 and ($167,713,523), respectively, with a net unrealized appreciation of $511,087,925.

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $54,704 or 0.0% of net assets.
(d)	All or a portion of this security is on loan.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the purchase yield.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/12.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/21/12	45	3,673,350	(74,614)
S&P 500 Index, e-mini, Long, expires 12/21/12	310	21,805,400	(427,367)

Net unrealized losses			(501,981)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,906,577,655	$—	$—	$1,906,577,655
Capital Goods	175,412,096	—	53,404	175,465,500
Consumer Durables & Apparel	32,583,730	—	1,300	32,585,030
Retailing	94,130,405	—	31,687	94,162,092
Rights[1]	—	—	—	—
Warrants[1]	—	—	—	—
Short-Term Investments[1]	—	24,098,126	—	24,098,126

Total	$2,208,703,886	$24,098,126	$86,391	$2,232,888,403

Other Financial Instruments
Collateral Invested for Securities on Loan	$18,504,950	$—	$—	$18,504,950

Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($501,981)	$—	$—	($501,981)

[1]	As categorized in complete schedule of holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock	$8,367	($623,248)	$649,260	$51,105	($4,868)	$5,775	$—	$86,391
Rights	29	3	(29)		(3)	—	—	—

Total	$8,396	($623,245)	$649,231	$51,105	($4,871)	$5,775	$—	$86,391

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $29,511.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2012.

See financial notes 41

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments in affiliated issuers, at value (cost $2,858,683)		$2,094,389
Investments in unaffiliated issuers, at value (cost $1,705,971,988) including securities on loan of $18,013,429	+	2,230,794,014

Total investments, at value (cost $1,708,830,671)		2,232,888,403
Cash		75
Collateral invested for securities on loan		18,504,950
Receivables:
Fund shares sold		5,848,955
Dividends		2,414,743
Income from securities on loan		53,363
Due from broker for futures		11,204
Foreign tax reclaims		3,253
Prepaid expenses	+	43,087

Total assets		2,259,768,033

Liabilities

Collateral held for securities on loan		18,504,950
Payables:
Investments bought		259,503
Investment adviser and administrator fees		7,920
Shareholder service fees		3,787
Fund shares redeemed		1,220,214
Accrued expenses	+	93,531

Total liabilities		20,089,905

Net Assets

Total assets		2,259,768,033
Total liabilities	−	20,089,905

Net assets		$2,239,678,128

Net Assets by Source
Capital received from investors		1,703,682,008
Net investment income not yet distributed		32,773,528
Net realized capital losses		(20,333,159)
Net unrealized capital gains		523,555,751

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,239,678,128		86,821,058		$25.80

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends received from affiliated issuer		$31,602
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $39,197)		40,834,541
Interest		9,590
Securities on loan	+	565,075

Total investment income		41,440,808

Expenses

Investment adviser and administrator fees		1,180,226
Shareholder service fees		381,850
Transfer agent fees		107,227
Portfolio accounting fees		100,937
Shareholder reports		79,588
Registration fees		64,441
Professional fees		49,943
Custodian fees		45,543
Trustees’ fees		18,254
Interest expense		30
State filing fee reimbursement (Note 4)		(11,512)
Other expenses	+	46,596

Total expenses		2,063,123
Expense reduction by CSIM and its affiliates[1]	−	296,521

Net expenses	−	1,766,602

Net investment income		39,674,206

Realized and Unrealized Gains (Losses)

Net realized gains on investments		8,130,210
Net realized gains on futures contracts	+	3,929,040

Net realized gains		12,059,250
Net unrealized gains on affiliated issuer		174,471
Net unrealized gains on unaffiliated investments		212,369,531
Net unrealized losses on futures contracts	+	(1,542,227)

Net unrealized gains	+	211,001,775

Net realized and unrealized gains		223,061,025

Increase in net assets resulting from operations		$262,735,231

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $11,512. See financial note 4 for additional information.

See financial notes 43

 Schwab Total Stock Market Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$39,674,206	$30,636,588
Net realized gains		12,059,250	2,761,150
Net unrealized gains	+	211,001,775	81,349,337

Increase in net assets from operations		262,735,231	114,747,075

Distributions to Shareholders

Distributions from net investment income		($32,188,219)	($26,769,873)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		21,918,622	$541,100,465	22,264,739	$513,941,756
Shares reinvested		1,240,438	27,500,498	1,030,256	22,943,799
Shares redeemed	+	(12,563,348)	(306,292,186)	(15,226,159)	(348,432,230)

Net transactions in fund shares		10,595,712	$262,308,777	8,068,836	$188,453,325

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		76,225,346	$1,746,822,339	68,156,510	$1,470,391,812
Total increase	+	10,595,712	492,855,789	8,068,836	276,430,527

End of period		86,821,058	$2,239,678,128	76,225,346	$1,746,822,339

Net investment income not yet distributed			$32,773,528		$25,269,704

44 See financial notes

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/11–	11/1/10–	11/1/09–	11/1/08–	11/1/07–
	10/31/12	10/31/11	10/31/10	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	16.02	17.31	16.26	13.95	25.95

Income (loss) from investment operations:
Net investment income (loss)	0.57	0.57	0.48	0.37	0.68
Net realized and unrealized gains (losses)	0.33	(1.38)	1.01	2.58	(12.13)

Total from investment operations	0.90	(0.81)	1.49	2.95	(11.45)
Less distributions:
Distributions from net investment income	(0.60)	(0.48)	(0.44)	(0.64)	(0.55)

Net asset value at end of period	16.32	16.02	17.31	16.26	13.95

Total return (%)	6.07	(4.83)	9.31	22.55	(45.02)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.19	0.32 [2]	0.50
Gross operating expenses	0.23	0.21	0.22	0.41	0.54
Net investment income (loss)	3.66	3.26	2.88	2.92	3.15
Portfolio turnover rate	31 [3]	10	13	21	10
Net assets, end of period ($ x 1,000,000)	1,415	1,375	1,471	1,369	711

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate.
3 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.

See financial notes 45

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2012

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	1,162,030,883	1,379,481,700
0.6%	Preferred Stock	5,868,851	8,184,188
1.5%	Other Investment Company	21,315,494	21,428,000
0.0%	Short-Term Investment	311,494	311,494

99.6%	Total Investments	1,189,526,722	1,409,405,382
0.3%	Collateral Invested for Securities on Loan	4,237,548	4,237,548
0.1%	Other Assets and Liabilities, Net		1,330,528

100.0%	Net Assets		1,414,973,458

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.5% of net assets

Australia 8.9%
Australia & New Zealand Banking Group Ltd.	360,234	0.7	9,503,422
BHP Billiton Ltd.	432,113	1.1	15,299,137
Commonwealth Bank of Australia	213,508	0.9	12,786,034
National Australia Bank Ltd.	300,095	0.6	8,019,955
Westpac Banking Corp.	410,808	0.8	10,860,904
Other Securities		4.8	69,319,607

		8.9	125,789,059

Austria 0.3%
Other Securities		0.3	3,878,772

Belgium 1.1%
Anheuser-Busch InBev N.V.	107,945	0.6	9,027,556
Other Securities		0.5	6,707,248

		1.1	15,734,804

Denmark 1.1%
Novo Nordisk A/S, Class B	54,730	0.6	8,774,064
Other Securities		0.5	7,452,131

		1.1	16,226,195

Finland 0.7%
Other Securities		0.7	10,562,991

France 9.2%
BNP Paribas S.A.	129,519	0.5	6,533,581
LVMH Moet Hennessy Louis Vuitton S.A.	34,039	0.4	5,534,090
Sanofi	159,318	1.0	13,992,487
Total S.A.	285,793	1.0	14,395,452
Other Securities		6.3	89,441,363

		9.2	129,896,973

Germany 7.9%
Allianz SE - Reg’d	61,106	0.5	7,590,915
BASF SE	123,500	0.7	10,244,366
Bayer AG - Reg’d	111,137	0.7	9,690,373
Daimler AG - Reg’d	121,899	0.4	5,710,339
Deutsche Bank AG - Reg’d	124,475	0.4	5,669,970
E.ON AG	241,763	0.4	5,503,754
SAP AG	123,431	0.6	9,000,958
Siemens AG - Reg’d	110,665	0.8	11,150,484
Other Securities		3.4	47,261,205

		7.9	111,822,364

Greece 0.1%
Other Securities		0.1	780,828

Hong Kong 3.1%
Other Securities		3.1	43,610,213

Ireland 0.3%
Other Securities		0.3	3,748,710

Israel 0.6%
Other Securities		0.6	8,325,266

Italy 2.2%
Eni S.p.A.	340,912	0.6	7,844,694
Other Securities		1.6	23,606,464

		2.2	31,451,158

Japan 19.2%
Honda Motor Co., Ltd.	218,439	0.5	6,566,981
Mitsubishi UFJ Financial Group, Inc.	1,707,209	0.5	7,723,359
Sumitomo Mitsui Financial Group, Inc.	180,546	0.4	5,516,941
Toyota Motor Corp.	369,603	1.0	14,250,837
Other Securities		16.8	237,395,971

		19.2	271,454,089

Netherlands 2.5%
Unilever N.V. CVA	218,301	0.6	8,023,569

46 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		1.9	27,073,425

		2.5	35,096,994

New Zealand 0.1%
Other Securities		0.1	1,775,992

Norway 0.9%
Other Securities		0.9	13,362,330

Portugal 0.2%
Other Securities		0.2	2,337,686

Singapore 1.8%
Other Securities		1.8	25,824,456

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	721,256	0.4	6,026,775
Banco Santander S.A.	1,319,541	0.7	9,935,095
Telefonica S.A.	540,302	0.5	7,131,329
Other Securities		1.3	17,595,930

		2.9	40,689,129

Sweden 3.1%
Other Securities		3.1	43,554,713

Switzerland 8.6%
Nestle S.A. - Reg’d	442,233	2.0	28,076,565
Novartis AG - Reg’d	308,258	1.3	18,588,125
Roche Holding AG	94,150	1.3	18,135,653
UBS AG - Reg’d *	488,512	0.5	7,329,433
Other Securities		3.5	49,456,954

		8.6	121,586,730

United Kingdom 22.7%
Anglo American plc	186,285	0.4	5,740,225
AstraZeneca plc	169,309	0.6	7,851,663
Barclays plc	1,551,180	0.4	5,735,845
BG Group plc	456,581	0.6	8,477,284
BHP Billiton plc	283,039	0.6	9,071,742
BP plc	2,549,771	1.3	18,209,432
British American Tobacco plc	262,096	0.9	12,999,847
Diageo plc	336,445	0.7	9,618,457
GlaxoSmithKline plc	672,218	1.1	15,062,680
HSBC Holdings plc	2,431,036	1.7	23,968,271
Rio Tinto plc	179,629	0.6	8,973,620
Royal Dutch Shell plc, A Shares	495,336	1.2	16,996,320
Royal Dutch Shell plc, B Shares	354,342	0.9	12,533,927
Standard Chartered plc	320,089	0.5	7,578,602
Tesco plc	1,079,635	0.4	5,586,494
Unilever plc	173,067	0.5	6,455,942
Vodafone Group plc	6,613,226	1.3	17,959,085
Other Securities		9.0	129,152,812

		22.7	321,972,248

Total Common Stock
(Cost $1,162,030,883)			1,379,481,700

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	8,153,359

United Kingdom 0.0%
Other Securities		0.0	30,829

Total Preferred Stock
(Cost $5,868,851)			8,184,188

Other Investment Company 1.5% of net assets

United States 1.5%
iShares MSCI EAFE Index Fund	400,000	1.5	21,428,000

Total Other Investment Company
(Cost $21,315,494)			21,428,000

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.0% of net assets

Time Deposit 0.0%
Other Securities		0.0	311,494

Total Short-Term Investment
(Cost $311,494)			311,494

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($)

Collateral Invested for Securities on Loan 0.3% of net assets

Wells Fargo Advantage Government Money Market Fund	4,237,548	0.3	4,237,548

Total Collateral Invested for Securities on Loan
(Cost $4,237,548)			4,237,548

End of Collateral Invested for Securities on Loan.

At 10/31/12, the tax basis cost of the fund’s investments was $1,209,596,758 and the unrealized appreciation and depreciation were $364,596,385 and ($164,787,761), respectively, with a net unrealized appreciation of $199,808,624.

See financial notes 47

 Schwab International Index Fund

Portfolio Holdings continued

At 10/31/12, the values of certain foreign securities held by the fund aggregating $1,383,209,691 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2)

For the following notes, please refer to complete schedule of holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$833,941,880	$—	$833,941,880
Belgium	108,305	15,626,499	—	15,734,804
France	311,361	129,585,612	—	129,896,973
Greece	586,074	194,754	—	780,828
Ireland	1,065,976	2,682,734	—	3,748,710
Japan	775,980	270,678,109	—	271,454,089
Portugal	433,164	1,904,522	—	2,337,686
Switzerland	1,144,508	120,442,222	—	121,586,730
Preferred Stock[1]	—	8,153,359	—	8,153,359
United Kingdom	—	—	30,829	30,829
Other Investment Company[1]	21,428,000	—	—	21,428,000
Short-Term Investments[1]	—	311,494	—	311,494

Total	$25,853,368	$1,383,521,185	$30,829	$1,409,405,382

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,237,548	$—	$—	$4,237,548

[1]	As categorized in complete schedule of holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2011	(Losses)	(Losses)	Purchases	Sales	in	out	2012

Common Stock
United Kingdom	$32,986	($587)	($174)	$—	($32,225)	$—	$—	$—
Preferred Stock
United Kingdom	—	—	361	30,468	—	—	—	30,829

Total	$32,986	($587)	$187	$30,468	($32,225)	$—	$—	$30,829

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at October 31, 2012 was $361.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $2,091,443 and $1,018,143 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2012. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

48 See financial notes

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (cost $1,189,526,722) including securities on loan of $3,979,374		$1,409,405,382
Foreign currency, at value (cost $263)		263
Cash		163
Collateral invested for securities on loan		4,237,548
Receivables:
Dividends		3,538,503
Fund shares sold		3,188,932
Foreign tax reclaims		894,594
Income from securities on loan		12,846
Prepaid expenses	+	35,847

Total assets		1,421,314,078

Liabilities

Collateral held for securities on loan		4,237,548
Payables:
Investments bought		30,829
Investment adviser and administrator fees		10,677
Shareholder service fees		2,547
Fund shares redeemed		1,873,434
Accrued expenses	+	185,585

Total liabilities		6,340,620

Net Assets

Total assets		1,421,314,078
Total liabilities	−	6,340,620

Net assets		$1,414,973,458

Net Assets by Source
Capital received from investors		1,195,189,205
Net investment income not yet distributed		35,644,277
Net realized capital losses		(35,658,274)
Net unrealized capital gains		219,798,250

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,414,973,458		86,678,890		$16.32

See financial notes 49

 Schwab International Index Fund

Statement of
Operations
For November 1, 2011 through October 31, 2012

Investment Income

Dividends (net of foreign withholding taxes of $3,641,093)		$50,981,682
Interest		1,468
Securities on loan	+	1,164,903

Total investment income		52,148,053

Expenses

Investment adviser and administrator fees		2,033,613
Shareholder service fees		266,406
Custodian fees		249,578
Index fee		127,061
Shareholder reports		121,489
Portfolio accounting fees		99,259
Transfer agent fees		84,365
Professional fees		70,771
Registration fees		44,312
Trustees’ fees		15,243
Interest expense		9,848
State filing fee reimbursement (Note 4)		(6,103)
Other expenses	+	48,368

Total expenses		3,164,210
Expense reduction by CSIM and its affiliates[1]	−	578,516

Net expenses	−	2,585,694

Net investment income		49,562,359

Realized and Unrealized Gains (Losses)

Net realized gains on investments		54,779,055
Net realized losses on foreign currency transactions	+	(90,061)

Net realized gains		54,688,994
Net unrealized losses on investments		(22,053,260)
Net unrealized losses on foreign currency translations	+	(16,078)

Net unrealized losses	+	(22,069,338)

Net realized and unrealized gains		32,619,656

Increase in net assets resulting from operations		$82,182,015

[1]	Expense reduction by CSIM was decreased by a payment to adviser for state registration fees of $6,103. See financial note 4 for additional information.

50 See financial notes

 Schwab International Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/11-10/31/12			11/1/10-10/31/11
Net investment income		$49,562,359	$48,709,948
Net realized gains		54,688,994	35,464,233
Net unrealized losses	+	(22,069,338)	(151,198,441)

Increase (Decrease) in net assets from operations		82,182,015	(67,024,260)

Distributions to Shareholders

Distributions from net investment income		($51,830,156)	($40,811,469)

Transactions in Fund Shares

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,938,008	$230,299,984	15,538,810	$265,131,011
Shares reinvested		3,211,483	47,080,346	2,149,594	36,392,628
Shares redeemed	+	(17,316,607)	(267,897,568)	(16,818,082)	(289,204,022)

Net transactions in fund shares		832,884	$9,482,762	870,322	$12,319,617

Shares Outstanding and Net Assets

		11/1/11-10/31/12		11/1/10-10/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		85,846,006	$1,375,138,837	84,975,684	$1,470,654,949
Total increase or decrease	+	832,884	39,834,621	870,322	(95,516,112)

End of period		86,678,890	$1,414,973,458	85,846,006	$1,375,138,837

Net investment income not yet distributed			$35,644,277		$34,013,997

See financial notes 51

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund	(formerly Schwab Fundamental US Small-Mid Company Index Fund)
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio	(formerly Schwab Fundamental International Small-Mid Company Index Fund)
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus Small-Cap MarketMasters Fund	(formerly Schwab Fundamental Emerging Markets Index Fund)
Laudus International MarketMasters Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund	Schwab Investments (organized October 26, 1990)
Schwab Small-Cap Equity Fund	Schwab 1000 Index Fund
Schwab Hedged Equity Fund	Schwab Short-Term Bond Market Fund
Schwab Financial Services Fund	Schwab Premier Income Fund
Schwab Health Care Fund	Schwab Total Bond Market Fund
Schwab International Core Equity Fund	Schwab GNMA Fund
Schwab Target 2010 Fund	Schwab Treasury Inflation Protected Securities Fund
Schwab Target 2015 Fund	(formerly Schwab Inflation Protected Fund)
Schwab Target 2020 Fund	Schwab Tax-Free Bond Fund
Schwab Target 2025 Fund	Schwab California Tax-Free Bond Fund
Schwab Target 2030 Fund	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and forward foreign currency exchange contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s forward exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized gains or losses until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of October 31, 2012 and the value of the related collateral are disclosed in the complete Portfolio Holdings and the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2012, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

If a fund uses a sampling method, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — a fund’s large- and mid-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and each trust.

For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Schwab
1000
% of Average Daily Net Assets	Index Fund

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
Schwab	Schwab	Total Stock	Schwab
S&P 500	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund

0.06%	0.15%	0.06%	0.15%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement (“expense limitation”) with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.09%	0.29%	0.17%	0.09%	0.19%

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Equity Index Funds during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/11	11/01/11
Fund	10/31/11	Additions	Sales	10/31/12	10/31/12	to 10/31/12	to 10/31/12

Schwab S&P 500 Index Fund	1,009,981	75,700	—	1,085,681	$14,743,548	$—	$251,479
Schwab 1000 Index Fund	351,965	15,100	—	367,065	4,984,743	—	86,284
Schwab Total Stock Market Index Fund	126,026	28,200	—	154,226	2,094,389	—	31,602

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of each fund shares in this report owned by other Schwab Funds as of October 31, 2012:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Schwab MarketTrack Portfolios:
Schwab All Equity Portfolio	1.7%	—%	7.0%	—%	10.1%
Schwab Growth Portfolio	1.8%	—%	6.8%	—%	8.2%
Schwab Balanced Portfolio	1.0%	—%	3.8%	—%	4.6%
Schwab Conservative Portfolio	0.3%	—%	1.1%	—%	1.4%
Schwab Annuity Portfolios:
Schwab Growth Portfolio II	0.1%	0.1%	0.3%	—%	0.4%
Schwab Target Funds:
Schwab Target 2010 Fund	0.0% *	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0% *	—%	—%	—%	—%
Schwab Target 2020 Fund	0.2%	—%	—%	—%	—%
Schwab Target 2025 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%	—%	—%	—%	—%
Schwab Target 2035 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%	—%	—%	—%	—%

*	Less than 0.05%

Certain other related parties may own shares of Schwab funds in this report. As of October 31, 2012, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Small Cap Index Fund and the Schwab Total Stock Market Fund were 2.0% and 5.0%, respectively.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2012, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund received a payment of $27,175, $4,304, $11,512 and $6,103, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’ shares in prior periods. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for each fund.

 Schwab Equity Index Funds

Financial Notes (continued)

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$662,992,759	$224,494,770
Schwab 1000 Index Fund	203,243,192	452,111,512
Schwab Small-Cap Index Fund	685,861,648	648,685,486
Schwab Total Stock Market Index Fund	333,819,176	61,608,203
Schwab International Index Fund	423,453,074	413,652,816

9. Derivatives:

Certain funds entered into equity index futures contracts (“futures”) during the report period. The funds invested in futures to equitize available cash. The fair value and due to brokers for futures contracts held at October 31, 2012 and the net realized/unrealized gains (losses) on futures contracts held during the period ended October 31, 2012 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab S&P 500 Index Fund	$174,810,802	2,590
Schwab 1000 Index Fund	13,560,913	198
Schwab Small-Cap Index Fund	19,799,575	246
Schwab Total Stock Market Index Fund	21,066,829	294
Schwab International Index Fund	—	—

 Schwab Equity Index Funds

Financial Notes (continued)

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/11-10/31/12)	(11/1/10-10/31/11)

Schwab S&P 500 Index Fund	$148,766	$176,039
Schwab 1000 Index Fund	18,501	35,850
Schwab Small-Cap Index Fund	13,063	25,087
Schwab Total Stock Market Index Fund	149,791	108,924
Schwab International Index Fund	11,378	16,287

11. Federal Income Taxes:

As of October 31, 2012, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$199,865,251	$69,090,621	$22,010,515	$32,024,450	$46,346,374
Undistributed long-term capital gains	—	197,818,436	39,237,045	—	—
Unrealized appreciation on investments	4,389,637,779	2,967,356,004	406,103,935	678,801,448	364,596,385
Unrealized depreciation on investments	(1,174,837,511)	(102,507,299)	(144,258,154)	(167,713,523)	(164,787,761)
Other unrealized appreciation/(depreciation)	1	—	22	—	(80,407)

Net unrealized appreciation/(depreciation)	$3,214,800,269	$2,864,848,705	$261,845,803	$511,087,925	$199,728,217

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments, non taxable dividends and futures mark to market.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2013	$118,657,105	$—	$—	$—	$—
October 31, 2014	109,256,533	—	—	—	—
October 31, 2015	89,645,092	—	—	—	—
October 31, 2016	77,879,594	—	—	2,244,763	—
October 31, 2017	20,049,252	—	—	4,871,496	26,290,338

Total	$415,487,576	$—	$—	$7,116,259	$26,290,338

For the year ended October 31, 2012, the funds had capital losses utilized as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital losses utilized	$20,828,436	$—	$—	$12,375,982	$50,888,806

 Schwab Equity Index Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$218,494,240	$86,671,033	$69,464,601	$32,188,219	$51,830,156
Long-term capital gains	—	183,283,175	40,732,178	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$191,615,698	$72,195,700	$14,248,616	$26,769,873	$40,811,469
Long-term capital gains	—	59,510,806	4,037,352	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2012, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	(3,016,451)	(940,823)	312,668	17,837	3,898,077
Net realized capital gains/(losses)	3,016,451	940,823	(312,668)	(17,837)	(3,898,077)

As of October 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2012, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses will expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

 Schwab Equity Index Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The funds have adopted the noted provisions of the Act for the period ending October 31, 2012.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the portfolios constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2012, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $2,551,221 to its shareholders for the year ended October 31, 2012. The respective foreign source income on the fund is $53,414,164.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2012, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	100.00
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	66.87
Schwab Total Stock Market Index Fund	97.63
Schwab International Index Fund	0.03

For the fiscal year ended October 31, 2012, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

Schwab S&P 500 Index Fund	$218,494,240
Schwab 1000 Index Fund	86,671,033
Schwab Small-Cap Index Fund	47,970,693
Schwab Total Stock Market Index Fund	31,074,492
Schwab International Index Fund	42,736,850

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2012:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	183,283,175
Schwab Small-Cap Index Fund	40,732,178
Schwab Total Stock Market Index Fund	—
Schwab International Index Fund	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small- Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 24, 2012, and June 5, 2012, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 5, 2012. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds and exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 91 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	74	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	74	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	74	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	74	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	74	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	91	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust and Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust and Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust and Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-15

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
          (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).
          (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE MARIANN BYERWALTER, WILLIAM HASLER AND KIRAN PATEL WHO ARE “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of nine series. One series has a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of August 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2011 and 2010 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees
     2012: $317,611                2011: $293,789
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2012: $20,511                2011: $27,705
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     Tax Fees
     For services rendered to Registrant:
2012: $22,671	2011: $29,344

Nature of these services:	preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2012: $3,214	2011: $4,109

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2012: $46,396                2011: $61,154
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab 1000 Index Fund is filed under this Item

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

99.5%		Common Stock	1,982,137,394	4,824,056,196
0.4%		Other Investment Company	20,278,008	20,278,008
0.1%		Short-Term Investments	1,430,820	1,430,820

100.0%		Total Investments	2,003,846,222	4,845,765,024
0.5%		Collateral Invested for Securities on Loan	23,866,457	23,866,457
(0	.5)%	Other Assets and Liabilities, Net		(21,633,884)

100.0%		Net Assets		4,847,997,597

	Number	Value
Security	of Shares	($)

Common Stock 99.5% of net assets

Automobiles & Components 0.9%
Autoliv, Inc.	32,400	1,866,240
BorgWarner, Inc. *	37,298	2,454,954
Dana Holding Corp.	50,100	659,316
Ford Motor Co.	1,292,187	14,420,807
General Motors Co. *	260,300	6,637,650
Gentex Corp.	48,772	839,854
Harley-Davidson, Inc.	78,992	3,693,666
Johnson Controls, Inc.	231,354	5,957,366
Lear Corp.	34,800	1,482,480
Tesla Motors, Inc. (b)*	22,500	632,925
The Goodyear Tire & Rubber Co. *	83,100	948,171
TRW Automotive Holdings Corp. *	35,300	1,641,803
Visteon Corp. *	17,500	771,750

		42,006,982

Banks 2.9%
Associated Banc-Corp.	59,048	761,129
Bank of Hawaii Corp.	15,832	699,141
BankUnited, Inc.	16,900	400,699
BB&T Corp.	237,000	6,861,150
BOK Financial Corp.	8,900	521,985
CIT Group, Inc. *	68,200	2,538,404
City National Corp.	15,532	793,685
Comerica, Inc.	67,528	2,013,010
Commerce Bancshares, Inc.	26,927	1,025,380
Cullen/Frost Bankers, Inc.	20,800	1,150,240
East West Bancorp, Inc.	50,400	1,073,016
Fifth Third Bancorp	312,784	4,544,751
First Horizon National Corp.	87,376	813,471
First Niagara Financial Group, Inc.	118,300	979,524
First Republic Bank	20,200	693,870
Hancock Holding Co.	28,800	909,792
Hudson City Bancorp, Inc.	146,840	1,245,937
Huntington Bancshares, Inc.	293,798	1,877,369
KeyCorp	324,014	2,728,198
M&T Bank Corp.	40,143	4,178,886
New York Community Bancorp, Inc. (b)	149,882	2,077,365
People’s United Financial, Inc.	121,993	1,467,576
PNC Financial Services Group, Inc.	178,934	10,412,169
Prosperity Bancshares, Inc.	15,900	665,574
Regions Financial Corp.	481,506	3,139,419
Signature Bank *	15,700	1,118,468
SunTrust Banks, Inc.	182,593	4,966,530
SVB Financial Group *	14,900	843,191
TFS Financial Corp. *	27,300	244,335
U.S. Bancorp	641,705	21,311,023
Valley National Bancorp (b)	67,062	653,184
Wells Fargo & Co.	1,666,696	56,150,988
Zions Bancorp	63,198	1,356,861

		140,216,320

Capital Goods 7.9%
3M Co.	215,754	18,900,050
Acuity Brands, Inc.	14,300	925,210
AECOM Technology Corp. *	39,200	841,624
AGCO Corp. *	33,000	1,501,830
Air Lease Corp. *	22,700	472,614
Alliant Techsystems, Inc.	11,238	643,825
AMETEK, Inc.	81,705	2,904,613
Armstrong World Industries, Inc.	7,100	367,780
B/E Aerospace, Inc. *	35,100	1,582,659
Carlisle Cos., Inc.	20,736	1,151,885
Caterpillar, Inc.	221,596	18,793,557
Chicago Bridge & Iron Co., N.V., NY Shares	33,700	1,265,435
CLARCOR, Inc.	17,100	773,604
Colfax Corp. *	21,700	746,263
Cooper Industries plc	53,800	4,031,772
Crane Co.	16,384	687,800
Cummins, Inc.	60,092	5,623,409
Danaher Corp.	198,140	10,249,782
Deere & Co.	132,146	11,290,554
Donaldson Co., Inc.	43,500	1,403,745
Dover Corp.	63,037	3,670,014
Eaton Corp.	113,618	5,365,042
Emerson Electric Co.	246,228	11,924,822
Fastenal Co.	91,400	4,085,580
Flowserve Corp.	17,341	2,349,532
Fluor Corp.	57,658	3,220,199
Fortune Brands Home & Security, Inc. *	52,900	1,504,476
Foster Wheeler AG *	39,800	886,346
Gardner Denver, Inc.	17,100	1,185,543
GATX Corp.	15,800	655,068
Generac Holdings, Inc.	8,700	295,800
General Dynamics Corp.	112,544	7,661,996
General Electric Co.	3,580,702	75,409,584

See financial notes 7

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Graco, Inc.	20,294	975,330
GrafTech International Ltd. *	43,500	457,185
HEICO Corp.	15,125	584,279
Hexcel Corp. *	33,500	856,260
Honeywell International, Inc.	262,999	16,106,059
Hubbell, Inc., Class B	16,932	1,417,547
IDEX Corp.	28,406	1,208,107
Illinois Tool Works, Inc.	146,304	8,972,824
Ingersoll-Rand plc	98,700	4,641,861
Jacobs Engineering Group, Inc. *	44,056	1,700,121
Joy Global, Inc.	35,708	2,229,965
KBR, Inc.	50,600	1,409,716
Kennametal, Inc.	26,698	945,643
L-3 Communications Holdings, Inc.	33,974	2,507,281
Lincoln Electric Holdings, Inc.	29,000	1,257,730
Lockheed Martin Corp.	90,264	8,455,029
Masco Corp.	121,636	1,835,487
Moog, Inc., Class A *	15,400	569,954
MSC Industrial Direct Co., Inc., Class A	15,558	1,160,627
Navistar International Corp. (b)*	24,700	463,125
Nordson Corp.	20,300	1,198,309
Northrop Grumman Corp.	84,132	5,779,027
Oshkosh Corp. *	31,100	932,378
Owens Corning *	41,100	1,380,549
PACCAR, Inc.	121,789	5,278,335
Pall Corp.	39,133	2,463,814
Parker Hannifin Corp.	51,353	4,039,427
Pentair Ltd.	71,195	3,007,277
Polypore International, Inc. (b)*	13,600	479,808
Precision Castparts Corp.	49,001	8,480,603
Quanta Services, Inc. *	72,100	1,869,553
Raytheon Co.	113,190	6,402,026
Regal-Beloit Corp.	14,400	938,592
Robbins & Myers, Inc.	15,600	924,768
Rockwell Automation, Inc.	48,249	3,428,574
Rockwell Collins, Inc.	48,253	2,585,396
Roper Industries, Inc.	32,591	3,557,960
Sauer-Danfoss, Inc.	4,000	160,240
Seaboard Corp. *	105	239,540
Sensata Technologies Holding N.V. *	29,300	825,381
Snap-on, Inc.	19,750	1,527,268
Spirit AeroSystems Holdings, Inc., Class A *	37,400	584,562
SPX Corp.	17,314	1,187,567
Stanley Black & Decker, Inc.	57,741	4,001,451
Teledyne Technologies, Inc. *	12,600	806,778
Terex Corp. *	37,282	840,709
Textron, Inc.	94,538	2,383,303
The Babcock & Wilcox Co. *	39,500	1,017,915
The Boeing Co.	229,589	16,172,249
The Timken Co.	28,594	1,129,177
TransDigm Group, Inc.	15,200	2,024,792
Trinity Industries, Inc.	26,900	841,432
Triumph Group, Inc.	16,900	1,105,598
United Rentals, Inc. *	31,467	1,279,448
United Technologies Corp.	284,603	22,244,571
URS Corp.	27,500	920,700
Valmont Industries, Inc.	7,600	1,026,760
W.W. Grainger, Inc.	20,576	4,144,212
WABCO Holdings, Inc. *	22,100	1,294,397
Wabtec Corp.	16,300	1,334,970
Watsco, Inc.	9,700	662,995
WESCO International, Inc. *	14,400	934,272
Woodward, Inc.	19,950	668,325
Xylem, Inc.	62,800	1,523,528

		383,754,679

Commercial & Professional Supplies 0.8%
Avery Dennison Corp.	35,760	1,157,909
Cintas Corp.	37,510	1,568,293
Clean Harbors, Inc. *	16,200	945,270
Copart, Inc. *	36,074	1,038,570
Corrections Corp. of America	33,800	1,137,370
Equifax, Inc.	41,200	2,061,648
IHS, Inc., Class A *	16,400	1,383,996
Iron Mountain, Inc.	52,987	1,833,350
Manpower, Inc.	27,791	1,054,391
Nielsen Holdings N.V. *	41,700	1,205,964
Pitney Bowes, Inc. (b)	67,841	974,197
R.R. Donnelley & Sons Co. (b)	63,819	639,466
Republic Services, Inc.	107,081	3,035,746
Robert Half International, Inc.	48,591	1,306,612
Rollins, Inc.	21,900	496,473
Stericycle, Inc. *	28,898	2,738,375
The Dun & Bradstreet Corp.	16,525	1,339,186
Towers Watson & Co., Class A	17,500	939,925
Tyco International Ltd.	157,100	4,221,277
Verisk Analytics, Inc., Class A *	47,800	2,437,800
Waste Connections, Inc.	37,900	1,244,257
Waste Management, Inc.	147,877	4,841,493

		37,601,568

Consumer Durables & Apparel 1.3%
Carter’s, Inc. *	17,300	935,238
Coach, Inc.	99,230	5,561,841
D.R. Horton, Inc.	94,597	1,982,753
Deckers Outdoor Corp. (b)*	13,100	375,053
Fossil, Inc. *	17,900	1,559,090
Garmin Ltd. (b)	38,286	1,454,485
Hanesbrands, Inc. *	33,000	1,104,510
Harman International Industries, Inc.	23,797	997,808
Hasbro, Inc. (b)	40,125	1,444,099
Jarden Corp.	26,400	1,314,720
Leggett & Platt, Inc.	46,944	1,245,424
Lennar Corp., Class A	54,675	2,048,672
Mattel, Inc.	115,197	4,236,946
Mohawk Industries, Inc. *	19,439	1,622,573
Newell Rubbermaid, Inc.	98,426	2,031,513
NIKE, Inc., Class B	124,728	11,397,645
NVR, Inc. *	1,698	1,534,551
Polaris Industries, Inc.	23,300	1,968,850
PulteGroup, Inc. *	114,499	1,985,413
PVH Corp.	23,000	2,529,770
Ralph Lauren Corp.	20,295	3,119,139
Tempur-Pedic International, Inc. *	22,400	592,256
The Warnaco Group, Inc. *	13,800	974,004
Toll Brothers, Inc. *	50,000	1,650,500
Tupperware Brands Corp.	19,500	1,152,450
Under Armour, Inc., Class A *	25,000	1,306,500

8 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
VF Corp.	29,682	4,644,639
Whirlpool Corp.	26,115	2,550,913

		63,321,355

Consumer Services 2.0%
Apollo Group, Inc., Class A *	30,371	609,850
Brinker International, Inc.	27,400	843,920
Carnival Corp.	153,860	5,828,217
Chipotle Mexican Grill, Inc. *	10,600	2,698,018
Choice Hotels International, Inc.	9,500	297,255
Darden Restaurants, Inc.	44,865	2,360,796
DeVry, Inc.	20,600	540,956
Dunkin’ Brands Group, Inc.	24,700	765,700
Education Management Corp. (b)*	8,700	27,666
H&R Block, Inc.	84,898	1,502,694
Hyatt Hotels Corp., Class A *	20,200	737,300
International Game Technology	81,126	1,041,658
Las Vegas Sands Corp.	120,063	5,575,726
LIFE TIME FITNESS, Inc. *	14,400	646,416
Marriott International, Inc., Class A	85,075	3,103,536
McDonald’s Corp.	341,436	29,636,645
MGM Resorts International *	121,387	1,251,500
Panera Bread Co., Class A *	10,100	1,703,264
Penn National Gaming, Inc. *	22,660	916,144
Royal Caribbean Cruises Ltd.	48,091	1,619,224
Service Corp. International	77,500	1,088,100
Six Flags Entertainment Corp.	18,700	1,067,957
Sotheby’s	23,000	715,990
Starbucks Corp.	258,227	11,852,619
Starwood Hotels & Resorts Worldwide, Inc.	65,342	3,387,983
The Wendy’s Co.	100,600	429,562
Weight Watchers International, Inc. (b)	9,029	453,707
Wyndham Worldwide Corp.	49,717	2,505,737
Wynn Resorts Ltd.	27,042	3,273,704
Yum! Brands, Inc.	152,876	10,718,136

		97,199,980

Diversified Financials 5.8%
Affiliated Managers Group, Inc. *	18,159	2,297,114
American Capital Ltd. *	115,500	1,361,745
American Express Co.	334,677	18,731,872
Ameriprise Financial, Inc.	71,457	4,170,945
Ares Capital Corp.	84,200	1,470,132
Bank of America Corp.	3,646,541	33,985,762
BlackRock, Inc.	42,965	8,149,601
Capital One Financial Corp.	197,553	11,886,764
CBOE Holdings, Inc.	30,600	902,394
Citigroup, Inc.	994,956	37,201,405
CME Group, Inc.	103,780	5,804,415
Credit Acceptance Corp. *	3,200	261,280
Discover Financial Services	173,524	7,114,484
E*TRADE Financial Corp. *	86,290	721,384
Eaton Vance Corp.	39,084	1,099,824
Franklin Resources, Inc.	46,586	5,953,691
IntercontinentalExchange, Inc. *	24,689	3,234,259
Invesco Ltd.	153,390	3,730,445
Jefferies Group, Inc.	49,552	705,620
JPMorgan Chase & Co.	1,288,878	53,720,435
Lazard Ltd., Class A	40,900	1,204,914
Legg Mason, Inc.	42,314	1,078,161
Leucadia National Corp.	67,764	1,538,243
LPL Financial Holdings, Inc.	13,900	405,880
Moody’s Corp.	66,426	3,199,076
Morgan Stanley	469,148	8,153,792
MSCI, Inc. *	40,550	1,092,417
Northern Trust Corp.	74,276	3,548,907
NYSE Euronext	79,400	1,965,944
Raymond James Financial, Inc.	34,749	1,325,327
SEI Investments Co.	50,748	1,110,366
SLM Corp.	157,824	2,774,546
State Street Corp.	161,450	7,195,827
Stifel Financial Corp. *	15,000	475,500
T. Rowe Price Group, Inc.	85,950	5,581,593
TD Ameritrade Holding Corp.	84,031	1,318,446
The Bank of New York Mellon Corp.	400,896	9,906,140
The Charles Schwab Corp. (a)	367,065	4,984,743
The Goldman Sachs Group, Inc.	152,932	18,717,348
The NASDAQ OMX Group, Inc.	43,337	1,031,854
Waddell & Reed Financial, Inc., Class A	29,000	966,570

		280,079,165

Energy 10.6%
Alpha Natural Resources, Inc. *	74,713	640,290
Anadarko Petroleum Corp.	169,348	11,652,836
Apache Corp.	132,700	10,980,925
Apco Oil & Gas International, Inc.	3,100	39,401
Arch Coal, Inc.	72,000	573,120
Atwood Oceanics, Inc. *	18,900	903,420
Baker Hughes, Inc.	148,406	6,228,600
Berry Petroleum Co., Class A	15,500	596,905
Cabot Oil & Gas Corp.	71,448	3,356,627
Cameron International Corp. *	83,400	4,223,376
CARBO Ceramics, Inc. (b)	6,700	495,465
Chesapeake Energy Corp.	176,097	3,567,725
Chevron Corp.	666,837	73,492,106
Cimarex Energy Co.	29,115	1,664,796
Cobalt International Energy, Inc. *	59,900	1,246,519
Concho Resources, Inc. *	35,500	3,057,260
ConocoPhillips	412,066	23,838,018
CONSOL Energy, Inc.	77,098	2,710,766
Continental Resources, Inc. *	19,000	1,365,340
Core Laboratories N.V.	15,900	1,648,194
CVR Energy, Inc. *	7,400	271,950
Denbury Resources, Inc. *	135,108	2,071,206
Devon Energy Corp.	127,682	7,432,369
Diamond Offshore Drilling, Inc.	23,629	1,636,072
Dresser-Rand Group, Inc. *	25,600	1,319,168
Dril-Quip, Inc. *	11,500	796,490
Energen Corp.	24,496	1,142,738
Energy XXI (Bermuda) Ltd.	26,000	860,600
EOG Resources, Inc.	91,452	10,653,243
EQT Corp.	50,800	3,080,004
Exxon Mobil Corp.	1,566,163	142,787,081
FMC Technologies, Inc. *	81,068	3,315,681
Halliburton Co.	312,888	10,103,153
Helmerich & Payne, Inc.	36,392	1,739,538
Hess Corp.	101,323	5,295,140

See financial notes 9

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
HollyFrontier Corp.	70,700	2,731,141
Key Energy Services, Inc. *	51,300	335,502
Kinder Morgan, Inc.	213,517	7,411,175
Lufkin Industries, Inc.	10,400	520,104
Marathon Oil Corp.	239,296	7,193,238
Marathon Petroleum Corp.	115,700	6,355,401
McDermott International, Inc. *	78,212	837,651
McMoRan Exploration Co. (b)*	37,900	452,147
Murphy Oil Corp.	61,244	3,674,640
Nabors Industries Ltd. *	97,788	1,319,160
National Oilwell Varco, Inc.	144,126	10,622,086
Newfield Exploration Co. *	45,066	1,222,190
Noble Corp.	85,800	3,238,092
Noble Energy, Inc.	59,661	5,668,392
Oasis Petroleum, Inc. *	20,100	590,337
Occidental Petroleum Corp.	274,816	21,699,471
Oceaneering International, Inc.	36,800	1,925,744
Oil States International, Inc. *	17,400	1,271,940
Patterson-UTI Energy, Inc.	52,521	849,790
Peabody Energy Corp.	92,121	2,570,176
Pioneer Natural Resources Co.	41,611	4,396,202
Plains Exploration & Production Co. *	43,757	1,560,375
QEP Resources, Inc.	60,200	1,745,800
Range Resources Corp.	55,128	3,603,166
Rosetta Resources, Inc. *	18,000	828,720
Rowan Cos. plc, Class A *	42,483	1,347,136
RPC, Inc. (b)	21,900	250,974
SandRidge Energy, Inc. *	140,134	871,633
Schlumberger Ltd.	450,647	31,333,486
SEACOR Holdings, Inc. *	7,500	657,825
SM Energy Co.	21,713	1,170,765
Southwestern Energy Co. *	118,088	4,097,654
Spectra Energy Corp.	221,121	6,383,763
Superior Energy Services, Inc. *	53,947	1,096,742
Tesoro Corp.	48,412	1,825,616
The Williams Cos., Inc.	213,021	7,453,605
Tidewater, Inc.	17,668	839,407
Transocean Ltd.	121,900	5,569,611
Ultra Petroleum Corp. (b)*	51,912	1,184,113
Unit Corp. *	14,100	568,935
Valero Energy Corp.	190,320	5,538,312
Weatherford International Ltd. *	257,900	2,914,270
Whiting Petroleum Corp. *	39,800	1,672,396
World Fuel Services Corp.	24,500	850,150
WPX Energy, Inc. *	66,800	1,131,592

		514,166,747

Food & Staples Retailing 2.2%
Casey’s General Stores, Inc.	12,900	664,995
Costco Wholesale Corp.	147,359	14,504,546
CVS Caremark Corp.	433,511	20,114,910
Harris Teeter Supermarkets, Inc.	16,800	629,160
PriceSmart, Inc.	6,200	514,538
Safeway, Inc. (b)	81,297	1,325,954
Sysco Corp.	200,630	6,233,574
The Fresh Market, Inc. *	13,900	788,269
The Kroger Co.	183,713	4,633,242
United Natural Foods, Inc. *	16,600	883,784
Wal-Mart Stores, Inc.	570,227	42,778,430
Walgreen Co.	289,069	10,183,901
Whole Foods Market, Inc.	58,316	5,524,275

		108,779,578

Food, Beverage & Tobacco 5.4%
Altria Group, Inc.	689,705	21,932,619
Archer-Daniels-Midland Co.	226,805	6,087,446
Beam, Inc.	52,828	2,935,124
Brown-Forman Corp., Class B	51,480	3,297,809
Bunge Ltd.	49,492	3,515,417
Campbell Soup Co.	60,958	2,149,989
Coca-Cola Enterprises, Inc.	97,772	3,073,952
ConAgra Foods, Inc.	140,897	3,922,572
Constellation Brands, Inc., Class A *	51,132	1,807,005
Dr Pepper Snapple Group, Inc.	72,920	3,124,622
Flowers Foods, Inc.	37,950	747,235
General Mills, Inc.	218,800	8,769,504
Green Mountain Coffee Roasters, Inc. (b)*	44,200	1,067,872
H.J. Heinz Co.	108,878	6,261,574
Hillshire Brands Co.	40,400	1,050,804
Hormel Foods Corp.	46,894	1,384,780
Ingredion, Inc.	25,800	1,585,668
Kellogg Co.	84,231	4,406,966
Lorillard, Inc.	44,000	5,104,440
McCormick & Co., Inc. - Non Voting Shares	44,954	2,770,065
Mead Johnson Nutrition Co.	69,200	4,266,872
Molson Coors Brewing Co., Class B	53,572	2,311,096
Mondelez International, Inc., Class A	600,764	15,944,277
Monster Beverage Corp. *	51,600	2,304,972
PepsiCo, Inc.	526,885	36,481,517
Philip Morris International, Inc.	571,965	50,653,220
Ralcorp Holdings, Inc. *	19,100	1,378,829
Reynolds American, Inc.	111,268	4,633,200
Smithfield Foods, Inc. *	43,035	880,926
The Coca-Cola Co.	1,313,648	48,841,433
The Hershey Co.	52,064	3,584,606
The JM Smucker Co.	35,801	3,065,998
TreeHouse Foods, Inc. *	12,200	653,310
Tyson Foods, Inc., Class A	99,359	1,670,225

		261,665,944

Health Care Equipment & Services 3.9%
Accretive Health, Inc. *	12,700	149,733
Aetna, Inc.	110,377	4,823,475
Allscripts Healthcare Solutions, Inc. *	64,100	828,172
AMERIGROUP Corp. *	16,300	1,488,842
AmerisourceBergen Corp.	85,420	3,368,965
athenahealth, Inc. *	12,000	771,480
Baxter International, Inc.	187,025	11,713,376
Becton, Dickinson & Co.	67,465	5,105,751
Boston Scientific Corp. *	460,607	2,367,520
Brookdale Senior Living, Inc. *	34,900	818,754
C.R. Bard, Inc.	26,500	2,549,035
Cardinal Health, Inc.	117,510	4,833,186
CareFusion Corp. *	76,400	2,029,184

10 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Centene Corp. *	17,100	649,458
Cerner Corp. *	49,252	3,752,510
Cigna Corp.	97,054	4,949,754
Coventry Health Care, Inc.	42,362	1,848,678
Covidien plc	164,000	9,011,800
DaVita, Inc. *	28,925	3,254,641
DENTSPLY International, Inc.	48,100	1,772,004
Edwards Lifesciences Corp. *	38,792	3,368,309
Express Scripts Holding Co. *	275,089	16,928,977
HCA Holdings, Inc.	53,400	1,517,094
Health Net, Inc. *	28,200	606,864
Henry Schein, Inc. *	30,719	2,266,448
HMS Holdings Corp. *	28,900	667,301
Hologic, Inc. *	89,470	1,844,871
Humana, Inc.	55,591	4,128,744
IDEXX Laboratories, Inc. *	19,098	1,837,228
Intuitive Surgical, Inc. *	13,549	7,346,539
Laboratory Corp. of America Holdings *	33,722	2,857,265
McKesson Corp.	78,947	7,366,545
MEDNAX, Inc. *	16,654	1,148,793
Medtronic, Inc.	346,168	14,393,665
Omnicare, Inc.	38,833	1,340,903
Patterson Cos., Inc.	29,800	995,320
Quality Systems, Inc.	13,600	237,320
Quest Diagnostics, Inc.	53,647	3,096,505
ResMed, Inc.	49,616	1,981,663
Sirona Dental Systems, Inc. *	18,900	1,082,214
St. Jude Medical, Inc.	108,455	4,149,488
Stryker Corp.	98,054	5,157,640
Teleflex, Inc.	13,846	940,836
Tenet Healthcare Corp. *	36,925	871,430
The Cooper Cos., Inc.	16,200	1,554,876
UnitedHealth Group, Inc.	350,392	19,621,952
Universal Health Services, Inc., Class B	27,874	1,153,705
Varian Medical Systems, Inc. *	38,271	2,554,972
WellCare Health Plans, Inc. *	14,600	694,960
WellPoint, Inc.	108,123	6,625,777
Zimmer Holdings, Inc.	60,912	3,911,160

		188,335,682

Household & Personal Products 2.2%
Avon Products, Inc.	146,436	2,268,294
Church & Dwight Co., Inc.	48,594	2,466,631
Colgate-Palmolive Co.	151,227	15,872,786
Energizer Holdings, Inc.	22,700	1,656,419
Herbalife Ltd.	34,218	1,757,094
Kimberly-Clark Corp.	134,004	11,182,634
Nu Skin Enterprises, Inc., Class A	18,400	870,872
The Clorox Co.	44,825	3,240,847
The Estee Lauder Cos., Inc., Class A	81,468	5,020,058
The Procter & Gamble Co.	934,519	64,706,096

		109,041,731

Insurance 4.1%
ACE Ltd.	114,500	9,005,425
Aflac, Inc.	158,713	7,900,733
Alleghany Corp. *	5,786	2,011,214
Allied World Assurance Co. Holdings AG	13,000	1,043,900
Alterra Capital Holdings Ltd.	30,500	745,115
American Financial Group, Inc.	26,205	1,016,754
American International Group, Inc. *	395,676	13,820,963
Aon plc	109,903	5,929,267
Arch Capital Group Ltd. *	45,600	2,013,240
Arthur J. Gallagher & Co.	38,520	1,365,149
Assurant, Inc.	24,592	929,823
Assured Guaranty Ltd.	62,000	861,180
Axis Capital Holdings Ltd.	37,362	1,353,252
Berkshire Hathaway, Inc., Class B *	622,212	53,728,006
Brown & Brown, Inc.	39,476	1,008,612
Cincinnati Financial Corp.	49,617	1,976,741
CNA Financial Corp.	9,150	268,827
Erie Indemnity Co., Class A	8,285	515,493
Everest Re Group Ltd.	18,220	2,023,331
Fidelity National Financial, Inc., Class A	74,569	1,596,522
Genworth Financial, Inc., Class A *	166,939	994,956
Hartford Financial Services Group, Inc.	151,595	3,291,127
HCC Insurance Holdings, Inc.	31,057	1,106,871
Lincoln National Corp.	92,559	2,294,538
Loews Corp.	103,858	4,391,116
Markel Corp. *	3,231	1,524,838
Marsh & McLennan Cos., Inc.	182,920	6,224,768
MBIA, Inc. *	50,600	500,940
Mercury General Corp.	12,335	499,938
MetLife, Inc.	359,644	12,763,766
Old Republic International Corp.	86,909	858,661
PartnerRe Ltd.	22,709	1,839,429
Principal Financial Group, Inc.	94,109	2,591,762
ProAssurance Corp.	10,400	929,760
Protective Life Corp.	28,200	769,860
Prudential Financial, Inc.	156,097	8,905,334
Reinsurance Group of America, Inc.	25,110	1,328,821
RenaissanceRe Holdings Ltd.	17,607	1,432,505
The Allstate Corp.	165,298	6,608,614
The Chubb Corp.	91,312	7,029,198
The Progressive Corp.	190,142	4,240,167
The Travelers Cos., Inc.	132,447	9,395,790
Torchmark Corp.	34,665	1,753,702
Unum Group	99,414	2,016,116
Validus Holdings Ltd.	33,709	1,206,782
W. R. Berkley Corp.	37,725	1,467,125
White Mountains Insurance Group Ltd.	1,813	929,525
XL Group plc	98,667	2,441,022

		198,450,578

Materials 3.8%
Air Products & Chemicals, Inc.	71,578	5,549,442
Airgas, Inc.	23,251	2,068,642
Albemarle Corp.	30,200	1,664,322
Alcoa, Inc.	361,920	3,101,654
Allegheny Technologies, Inc.	36,152	952,605
Allied Nevada Gold Corp. *	30,400	1,122,368

See financial notes 11

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AptarGroup, Inc.	22,500	1,153,800
Ashland, Inc.	23,300	1,657,795
Ball Corp.	49,376	2,114,774
Bemis Co., Inc.	35,049	1,158,370
Cabot Corp.	21,716	776,564
Carpenter Technology Corp.	15,000	729,150
Celanese Corp., Series A	53,043	2,015,104
CF Industries Holdings, Inc.	21,112	4,331,971
Cliffs Natural Resources, Inc.	48,600	1,762,722
Coeur d’Alene Mines Corp. *	30,500	942,755
Compass Minerals International, Inc.	11,200	883,120
Crown Holdings, Inc. *	51,376	1,965,132
Cytec Industries, Inc.	16,900	1,163,058
Domtar Corp.	12,400	988,900
E.I. du Pont de Nemours & Co.	315,617	14,051,269
Eastman Chemical Co.	51,762	3,066,381
Ecolab, Inc.	89,328	6,217,229
FMC Corp.	47,904	2,563,822
Freeport-McMoran Copper & Gold, Inc.	322,330	12,532,190
Greif, Inc., Class A	10,500	440,580
Huntsman Corp.	64,700	973,088
International Flavors & Fragrances, Inc.	27,508	1,777,567
International Paper Co.	148,607	5,324,589
Kronos Worldwide, Inc. (b)	7,500	100,125
LyondellBasell Industries N.V., Class A	115,100	6,145,189
Martin Marietta Materials, Inc.	15,549	1,279,838
MeadWestvaco Corp.	58,683	1,742,298
Molycorp, Inc. (b)*	18,800	195,520
Monsanto Co.	180,834	15,564,382
NewMarket Corp.	3,600	976,716
Newmont Mining Corp.	168,228	9,176,837
Nucor Corp.	107,676	4,321,038
Owens-Illinois, Inc. *	55,877	1,089,043
Packaging Corp. of America	33,230	1,172,022
PPG Industries, Inc.	51,806	6,065,447
Praxair, Inc.	101,928	10,825,773
Reliance Steel & Aluminum Co.	25,122	1,365,130
Rock-Tenn Co., Class A	23,985	1,755,462
Rockwood Holdings, Inc.	26,200	1,202,580
Royal Gold, Inc.	19,100	1,682,328
RPM International, Inc.	44,600	1,189,036
Sealed Air Corp.	65,302	1,059,199
Sensient Technologies Corp.	17,000	618,460
Sigma-Aldrich Corp.	40,908	2,869,287
Silgan Holdings, Inc.	16,700	723,277
Sonoco Products Co.	33,970	1,057,486
Steel Dynamics, Inc.	74,400	941,160
The Dow Chemical Co.	406,456	11,909,161
The Mosaic Co.	93,795	4,909,230
The Scotts Miracle-Gro Co., Class A	14,668	627,937
The Sherwin-Williams Co.	29,290	4,176,168
The Valspar Corp.	27,446	1,537,799
Titanium Metals Corp.	27,985	327,704
United States Steel Corp. (b)	48,968	998,458
Vulcan Materials Co.	43,925	2,019,232
W.R. Grace & Co. *	24,900	1,597,584
Walter Energy, Inc.	21,200	741,152
Westlake Chemical Corp.	7,000	532,420

		185,543,441

Media 3.6%
AMC Networks, Inc., Class A *	19,500	911,040
Cablevision Systems Corp., Class A	75,110	1,308,416
CBS Corp., Class B - Non Voting Shares	201,905	6,541,722
Charter Communications, Inc., Class A *	15,400	1,192,114
Cinemark Holdings, Inc.	34,600	854,274
Clear Channel Outdoor Holdings, Inc., Class A *	14,500	96,570
Comcast Corp., Class A	909,123	34,101,204
DIRECTV *	213,025	10,887,708
Discovery Communications, Inc., Class A *	84,900	5,010,798
DISH Network Corp., Class A	77,372	2,756,764
Gannett Co., Inc.	81,054	1,369,813
John Wiley & Sons, Inc., Class A	15,480	671,522
Lamar Advertising Co., Class A (b)*	20,370	799,523
Liberty Global, Inc., Class A *	83,566	5,016,467
Liberty Media Corp. - Liberty Capital, Class A *	37,746	4,215,096
Live Nation Entertainment, Inc. *	50,300	460,245
Morningstar, Inc.	8,150	513,287
News Corp., Class A	690,728	16,522,214
Omnicom Group, Inc.	89,088	4,268,206
Scripps Networks Interactive, Class A	29,100	1,766,952
Sirius XM Radio, Inc. *	1,275,300	3,570,840
The Interpublic Group of Cos., Inc.	156,864	1,584,326
The Madison Square Garden Co., Class A *	20,800	856,128
The McGraw-Hill Cos., Inc.	94,736	5,237,006
The Walt Disney Co.	608,760	29,871,853
The Washington Post Co., Class B	1,654	551,626
Time Warner Cable, Inc.	103,236	10,231,720
Time Warner, Inc.	319,080	13,864,026
Viacom Inc., Class B	160,646	8,236,320

		173,267,780

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
Abbott Laboratories	532,446	34,885,862
Agilent Technologies, Inc.	118,031	4,247,936
Alexion Pharmaceuticals, Inc. *	65,400	5,910,852
Alkermes plc *	41,300	765,289
Allergan, Inc.	103,762	9,330,279
Amgen, Inc.	260,702	22,562,455
ARIAD Pharmaceuticals, Inc. *	52,500	1,131,375
Bio-Rad Laboratories, Inc., Class A *	6,900	699,315
Biogen Idec, Inc. *	80,955	11,189,600
BioMarin Pharmaceuticals, Inc. *	41,900	1,551,976
Bristol-Myers Squibb Co.	569,639	18,940,497
Bruker Corp. *	31,600	382,044
Celgene Corp. *	146,220	10,720,850
Cepheid, Inc. *	21,800	660,758

12 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Covance, Inc. *	20,700	1,008,297
Cubist Pharmaceuticals, Inc. *	20,900	896,610
Dendreon Corp. (b)*	50,700	192,660
Eli Lilly & Co.	346,471	16,848,885
Endo Health Solutions, Inc. *	39,728	1,138,604
Forest Laboratories, Inc. *	79,346	2,674,754
Gilead Sciences, Inc. *	255,372	17,150,783
Hospira, Inc. *	56,040	1,719,868
Illumina, Inc. *	41,300	1,962,163
Incyte Corp. (b)*	42,900	684,684
Johnson & Johnson	935,387	66,244,107
Life Technologies Corp. *	60,606	2,964,239
Medicis Pharmaceutical Corp., Class A	21,500	933,315
Merck & Co., Inc.	1,033,318	47,150,300
Mettler-Toledo International, Inc. *	10,700	1,812,259
Mylan, Inc. *	137,700	3,489,318
Onyx Pharmaceuticals, Inc. *	21,200	1,661,232
PerkinElmer, Inc.	38,500	1,190,805
Perrigo Co.	29,500	3,392,795
Pfizer, Inc.	2,530,651	62,937,290
Questcor Pharmaceuticals, Inc. (b)	21,300	542,724
Regeneron Pharmaceuticals, Inc. *	25,800	3,671,340
Salix Pharmaceuticals Ltd. *	20,100	784,704
Seattle Genetics, Inc. *	33,600	845,376
Techne Corp.	12,563	846,244
Thermo Fisher Scientific, Inc.	124,298	7,589,636
United Therapeutics Corp. *	17,800	812,926
Vertex Pharmaceuticals, Inc. *	73,212	3,531,747
ViroPharma, Inc. *	24,000	606,000
Warner Chilcott plc, Class A	57,900	670,482
Waters Corp. *	30,500	2,495,205
Watson Pharmaceuticals, Inc. *	43,200	3,713,040

		385,141,480

Real Estate 3.0%
Alexandria Real Estate Equities, Inc.	21,100	1,486,073
American Campus Communities, Inc.	31,200	1,413,672
American Tower Corp.	133,689	10,065,445
Apartment Investment & Management Co., Class A	49,418	1,318,966
AvalonBay Communities, Inc.	32,349	4,385,230
BioMed Realty Trust, Inc.	52,300	999,976
Boston Properties, Inc.	50,205	5,336,791
BRE Properties, Inc.	25,624	1,238,920
Camden Property Trust	26,864	1,763,084
CBL & Associates Properties, Inc.	50,400	1,127,448
CBRE Group, Inc., Class A *	110,237	1,986,471
DDR Corp.	79,000	1,213,440
Digital Realty Trust, Inc.	41,400	2,543,202
Douglas Emmett, Inc.	47,600	1,116,220
Duke Realty Corp.	88,237	1,277,672
Entertainment Properties Trust	16,500	733,425
Equity Lifestyle Properties, Inc.	13,900	935,887
Equity One, Inc.	20,300	424,270
Equity Residential	102,272	5,871,436
Essex Property Trust, Inc.	11,817	1,772,550
Extra Space Storage, Inc.	32,100	1,107,129
Federal Realty Investment Trust	21,596	2,328,697
Forest City Enterprises, Inc., Class A *	47,200	757,560
General Growth Properties, Inc.	152,700	3,002,082
HCP, Inc.	145,780	6,458,054
Health Care REIT, Inc.	85,221	5,064,684
Highwoods Properties, Inc.	24,700	796,575
Home Properties, Inc.	16,400	996,956
Hospitality Properties Trust	41,981	970,601
Host Hotels & Resorts, Inc.	240,139	3,472,410
Jones Lang LaSalle, Inc.	14,800	1,150,552
Kilroy Realty Corp.	23,300	1,034,753
Kimco Realty Corp.	138,331	2,700,221
LaSalle Hotel Properties	28,500	682,290
Liberty Property Trust	39,504	1,387,380
Mack-Cali Realty Corp.	29,247	760,130
Mid-America Apartment Communities, Inc.	13,900	899,469
National Retail Properties, Inc.	35,200	1,115,136
Omega Healthcare Investors, Inc. (b)	35,100	805,194
Piedmont Office Realty Trust, Inc., Class A	58,800	1,046,640
Plum Creek Timber Co., Inc.	54,798	2,405,632
Post Properties, Inc.	18,100	883,461
ProLogis, Inc.	155,780	5,341,696
Public Storage	48,309	6,697,077
Rayonier, Inc.	41,734	2,045,383
Realty Income Corp.	45,300	1,778,931
Regency Centers Corp.	30,582	1,468,548
Senior Housing Properties Trust	55,300	1,215,494
Simon Property Group, Inc.	102,950	15,670,019
SL Green Realty Corp.	29,251	2,202,600
Tanger Factory Outlet Centers, Inc.	30,900	972,423
Taubman Centers, Inc.	19,800	1,555,290
The Macerich Co.	44,845	2,556,165
UDR, Inc.	85,262	2,069,309
Ventas, Inc.	100,229	6,341,489
Vornado Realty Trust REIT	57,334	4,598,760
Weingarten Realty Investors	40,802	1,101,654
Weyerhaeuser Co.	182,450	5,052,041

		147,502,663

Retailing 4.3%
Aaron’s, Inc.	25,700	792,331
Abercrombie & Fitch Co., Class A	28,919	884,343
Advance Auto Parts, Inc.	24,622	1,746,685
Amazon.com, Inc. *	122,741	28,576,560
American Eagle Outfitters, Inc.	55,385	1,155,885
Ascena Retail Group, Inc. *	45,800	906,840
AutoNation, Inc. (b)*	10,166	451,370
AutoZone, Inc. *	12,733	4,774,875
Bed Bath & Beyond, Inc. *	78,720	4,540,570
Best Buy Co., Inc.	86,026	1,308,455
Big Lots, Inc. *	22,300	649,599
CarMax, Inc. *	77,000	2,598,750
Dick’s Sporting Goods, Inc.	32,800	1,640,000
Dillard’s, Inc., Class A	11,200	862,400
Dollar General Corp. *	85,500	4,157,010
Dollar Tree, Inc. *	78,124	3,114,804
DSW, Inc., Class A	9,800	613,382
Expedia, Inc.	32,204	1,904,867

See financial notes 13

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Family Dollar Stores, Inc.	32,860	2,167,446
Foot Locker, Inc.	50,909	1,705,451
GameStop Corp., Class A (b)	47,100	1,075,293
Genuine Parts Co.	52,930	3,312,359
GNC Holdings, Inc., Class A	26,800	1,036,356
Guess?, Inc.	22,800	564,984
HomeAway, Inc. (b)*	2,700	69,417
HSN, Inc.	13,700	712,674
J.C. Penney Co., Inc.	48,622	1,167,414
Kohl’s Corp.	71,965	3,834,295
Liberty Interactive Corp., Class A *	179,608	3,592,160
Liberty Ventures, Series A *	8,980	511,052
Limited Brands, Inc.	78,823	3,774,833
LKQ Corp. *	99,600	2,080,644
Lowe’s Cos., Inc.	386,936	12,528,988
Macy’s, Inc.	136,276	5,188,027
Netflix, Inc. (b)*	18,800	1,486,892
Nordstrom, Inc.	50,600	2,872,562
O’Reilly Automotive, Inc. *	40,366	3,458,559
Penske Automotive Group, Inc.	15,300	468,180
PetSmart, Inc.	37,995	2,522,488
Priceline.com, Inc. *	16,928	9,712,779
Rent-A-Center, Inc.	20,000	666,600
Ross Stores, Inc.	76,012	4,632,931
Sally Beauty Holdings, Inc. *	53,200	1,281,056
Sears Canada, Inc. (e)*	5,608	64,997
Sears Holdings Corp. (b)*	13,094	820,601
Signet Jewelers Ltd.	29,600	1,532,096
Staples, Inc.	237,870	2,739,073
Target Corp.	221,262	14,105,452
The Buckle, Inc. (b)	9,200	415,564
The Gap, Inc.	101,155	3,613,257
The Home Depot, Inc.	511,435	31,391,880
The TJX Cos., Inc.	249,790	10,398,758
Tiffany & Co.	39,273	2,482,839
Tractor Supply Co.	24,200	2,329,008
TripAdvisor, Inc. *	37,200	1,126,788
Ulta Salon, Cosmetics & Fragrance, Inc.	19,900	1,835,178
Urban Outfitters, Inc. *	37,796	1,351,585
Williams-Sonoma, Inc.	29,400	1,359,162

		206,668,404

Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc. (b)*	199,031	408,014
Altera Corp.	109,369	3,333,567
Analog Devices, Inc.	101,274	3,960,826
Applied Materials, Inc.	419,889	4,450,823
Atmel Corp. *	160,100	746,866
Broadcom Corp., Class A *	174,525	5,503,646
Cree, Inc. *	38,900	1,179,837
Cypress Semiconductor Corp. *	52,700	522,257
First Solar, Inc. (b)*	20,000	486,200
Freescale Semiconductor Holdings Ltd. *	15,000	134,100
Intel Corp.	1,700,280	36,768,555
KLA-Tencor Corp.	56,638	2,634,800
Lam Research Corp. *	58,419	2,068,033
Linear Technology Corp.	77,466	2,421,587
LSI Corp. *	191,598	1,312,446
Marvell Technology Group Ltd.	177,162	1,397,808
Maxim Integrated Products, Inc.	99,200	2,730,480
Microchip Technology, Inc.	65,366	2,049,224
Micron Technology, Inc. *	335,800	1,821,715
NVIDIA Corp.	206,199	2,468,202
ON Semiconductor Corp. *	152,900	940,335
Skyworks Solutions, Inc. *	63,900	1,495,260
Teradyne, Inc. *	62,600	915,212
Texas Instruments, Inc.	388,575	10,915,072
Xilinx, Inc.	89,205	2,922,356

		93,587,221

Software & Services 9.3%
Accenture plc, Class A	214,100	14,432,481
Activision Blizzard, Inc.	151,738	1,652,427
Adobe Systems, Inc. *	166,913	5,675,042
Akamai Technologies, Inc. *	61,009	2,317,732
Alliance Data Systems Corp. *	17,071	2,442,007
Amdocs Ltd.	58,700	1,941,209
ANSYS, Inc. *	31,400	2,225,632
Autodesk, Inc. *	77,072	2,453,972
Automatic Data Processing, Inc.	166,151	9,601,866
Bankrate, Inc. *	6,800	72,964
BMC Software, Inc. *	49,712	2,023,278
Booz Allen Hamilton Holding Corp.	11,600	155,208
Broadridge Financial Solutions, Inc.	43,100	989,145
CA, Inc.	115,981	2,611,892
Cadence Design Systems, Inc. *	92,587	1,172,151
Citrix Systems, Inc. *	63,400	3,918,754
Cognizant Technology Solutions Corp., Class A *	102,766	6,849,354
CommVault Systems, Inc. *	14,800	924,556
Computer Sciences Corp.	52,731	1,605,659
Concur Technologies, Inc. *	15,850	1,049,746
DST Systems, Inc.	11,380	649,115
eBay, Inc. *	393,470	19,000,666
Electronic Arts, Inc. *	111,481	1,376,790
Equinix, Inc. *	16,100	2,904,601
FactSet Research Systems, Inc.	12,900	1,168,095
Fidelity National Information Services, Inc.	82,508	2,712,038
Fiserv, Inc. *	47,889	3,588,802
FleetCor Technologies, Inc. *	12,400	587,884
Fortinet, Inc. *	44,600	863,902
Gartner, Inc. *	32,300	1,499,043
Genpact Ltd.	44,550	784,526
Global Payments, Inc.	26,838	1,147,325
Google, Inc., Class A *	89,876	61,095,009
IAC/InterActiveCorp	27,930	1,350,416
Informatica Corp. *	36,200	982,468
International Business Machines Corp.	364,440	70,894,513
Intuit, Inc.	93,644	5,564,326
Jack Henry & Associates, Inc.	29,400	1,117,200
LinkedIn Corp., Class A *	22,600	2,416,618
MasterCard, Inc., Class A	36,414	16,784,305
MICROS Systems, Inc. *	27,200	1,234,608
Microsoft Corp.	2,559,938	73,047,831
NetSuite, Inc. *	7,600	482,676
NeuStar, Inc., Class A *	22,200	812,298

14 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nuance Communications, Inc. *	79,800	1,776,348
Oracle Corp.	1,292,110	40,120,015
Parametric Technology Corp. *	39,700	801,146
Paychex, Inc.	109,628	3,555,236
QLIK Technologies, Inc. *	24,700	454,727
Rackspace Hosting, Inc. *	35,200	2,241,888
Red Hat, Inc. *	65,583	3,224,716
Rovi Corp. *	37,400	506,022
SAIC, Inc.	93,900	1,031,961
Salesforce.com, Inc. *	43,388	6,333,780
Solarwinds, Inc. *	20,600	1,042,154
Solera Holdings, Inc.	24,100	1,128,121
Symantec Corp. *	237,489	4,319,925
Synopsys, Inc. *	48,700	1,568,140
Teradata Corp. *	56,944	3,889,845
The Western Union Co.	210,540	2,673,858
TIBCO Software, Inc. *	55,500	1,399,155
Total System Services, Inc.	55,100	1,239,199
VeriFone Systems, Inc. *	35,800	1,061,112
VeriSign, Inc. *	54,105	2,005,672
Visa, Inc., Class A	177,300	24,602,148
VMware, Inc., Class A *	28,900	2,449,853
WEX, Inc. *	13,100	966,518
Yahoo!, Inc. *	353,679	5,945,344

		450,517,013

Technology Hardware & Equipment 7.2%
Acme Packet, Inc. *	19,200	317,568
ADTRAN, Inc. (b)	22,400	378,336
Amphenol Corp., Class A	52,320	3,146,002
Anixter International, Inc.	9,300	545,166
Apple, Inc.	318,050	189,271,555
Arrow Electronics, Inc. *	38,000	1,338,740
Aruba Networks, Inc. *	36,400	661,388
Avnet, Inc. *	50,446	1,445,278
AVX Corp.	16,150	158,916
Brocade Communications Systems, Inc. *	154,700	819,910
Cisco Systems, Inc.	1,794,815	30,763,129
Corning, Inc.	494,263	5,807,590
Dell, Inc.	491,849	4,539,766
Diebold, Inc.	21,300	633,675
Dolby Laboratories, Inc., Class A (b)*	17,400	549,666
EchoStar Corp., Class A *	13,254	420,947
EMC Corp. *	714,924	17,458,444
F5 Networks, Inc. *	27,000	2,226,960
FLIR Systems, Inc.	53,000	1,029,790
Fusion-io, Inc. (b)*	22,800	538,080
Harris Corp.	39,396	1,803,549
Hewlett-Packard Co.	667,068	9,238,892
Ingram Micro, Inc., Class A *	53,851	818,535
IPG Photonics Corp. *	9,400	498,952
Jabil Circuit, Inc.	62,300	1,080,282
JDS Uniphase Corp. *	77,900	754,851
Juniper Networks, Inc. *	178,894	2,964,274
Lexmark International, Inc., Class A (b)	24,459	519,998
Loral Space & Communications, Inc.	4,200	330,372
Molex, Inc.	46,621	1,210,747
Motorola Solutions, Inc.	97,212	5,023,916
National Instruments Corp.	31,200	735,072
NCR Corp. *	53,544	1,139,416
NetApp, Inc. *	121,900	3,279,110
Polycom, Inc. *	60,200	603,204
QUALCOMM, Inc.	578,278	33,872,634
Riverbed Technology, Inc. *	52,200	964,134
SanDisk Corp. *	81,758	3,414,214
Seagate Technology plc	123,437	3,372,299
TE Connectivity Ltd.	144,300	4,643,574
Tech Data Corp. *	13,900	615,909
Trimble Navigation Ltd. *	42,000	1,981,560
ViaSat, Inc. *	14,400	559,296
Western Digital Corp.	73,112	2,502,624
Xerox Corp.	439,645	2,831,314

		346,809,634

Telecommunication Services 2.9%
AT&T, Inc.	1,957,377	67,705,670
CenturyLink, Inc.	210,011	8,060,222
Crown Castle International Corp. *	99,427	6,636,752
Frontier Communications Corp. (b)	338,406	1,597,276
Level 3 Communications, Inc. *	58,600	1,201,300
MetroPCS Communications, Inc. *	99,800	1,018,958
NII Holdings, Inc. (b)*	57,641	459,399
SBA Communications Corp., Class A *	41,300	2,751,819
Sprint Nextel Corp. *	1,018,657	5,643,360
Telephone & Data Systems, Inc.	30,811	766,270
tw telecom, Inc. *	50,800	1,293,876
United States Cellular Corp. *	4,900	181,251
Verizon Communications, Inc.	966,557	43,147,105
Windstream Corp. (b)	198,148	1,890,332

		142,353,590

Transportation 1.8%
Alaska Air Group, Inc. *	24,200	925,408
C.H. Robinson Worldwide, Inc.	55,848	3,369,310
CSX Corp.	352,826	7,222,348
Delta Air Lines, Inc. *	288,100	2,774,403
Dollar Thrifty Automotive Group, Inc. *	9,900	762,300
Expeditors International of Washington, Inc.	72,098	2,639,508
FedEx Corp.	99,128	9,118,785
Genesee & Wyoming, Inc., Class A *	14,700	1,065,309
Hertz Global Holdings, Inc. *	102,000	1,353,540
J.B. Hunt Transport Services, Inc.	30,591	1,795,692
Kansas City Southern	37,600	3,025,296
Kirby Corp. *	18,900	1,086,372
Landstar System, Inc.	15,900	805,335
Norfolk Southern Corp.	106,886	6,557,456
Old Dominion Freight Line, Inc. *	24,000	804,960
Ryder System, Inc.	16,964	765,415
Southwest Airlines Co.	265,188	2,338,958
Union Pacific Corp.	159,662	19,643,216
United Continental Holdings, Inc. *	112,582	2,162,700

See financial notes 15

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
United Parcel Service, Inc., Class B	243,935	17,868,239

		86,084,550

Utilities 3.8%
AGL Resources, Inc.	40,487	1,653,084
Alliant Energy Corp.	37,400	1,671,780
Ameren Corp.	83,085	2,731,835
American Electric Power Co., Inc.	164,171	7,295,759
American Water Works Co., Inc.	59,700	2,193,378
Aqua America, Inc.	47,134	1,196,732
Atmos Energy Corp.	30,718	1,104,926
Calpine Corp. *	130,200	2,291,520
CenterPoint Energy, Inc.	144,811	3,138,054
Cleco Corp.	20,600	888,890
CMS Energy Corp.	85,733	2,085,027
Consolidated Edison, Inc.	99,606	6,014,210
Dominion Resources, Inc.	193,708	10,223,908
DTE Energy Co.	57,597	3,576,774
Duke Energy Corp.	238,395	15,660,168
Edison International	110,754	5,198,793
Entergy Corp.	59,862	4,344,784
Exelon Corp.	289,219	10,348,256
FirstEnergy Corp.	142,191	6,500,973
Great Plains Energy, Inc.	52,000	1,166,880
Hawaiian Electric Industries, Inc.	32,648	844,930
IDACORP, Inc.	16,900	755,768
Integrys Energy Group, Inc.	26,455	1,429,628
ITC Holdings Corp.	17,400	1,385,388
MDU Resources Group, Inc.	64,217	1,395,435
National Fuel Gas Co.	28,047	1,478,077
New Jersey Resources Corp.	14,100	626,886
NextEra Energy, Inc.	143,408	10,047,165
NiSource, Inc.	95,180	2,424,235
Northeast Utilities	107,012	4,205,572
NRG Energy, Inc.	78,230	1,686,639
NV Energy, Inc.	80,200	1,524,602
OGE Energy Corp.	33,380	1,922,020
ONEOK, Inc.	70,124	3,316,865
Pepco Holdings, Inc.	76,274	1,515,564
PG&E Corp.	144,737	6,154,217
Piedmont Natural Gas Co., Inc.	24,500	780,815
Pinnacle West Capital Corp.	37,087	1,964,498
PPL Corp.	196,661	5,817,232
Public Service Enterprise Group, Inc.	172,072	5,513,187
Questar Corp.	60,420	1,222,901
SCANA Corp.	44,531	2,185,582
Sempra Energy	76,278	5,320,391
TECO Energy, Inc.	73,417	1,311,962
The AES Corp.	219,202	2,290,661
The Southern Co.	296,818	13,902,955
UGI Corp.	39,248	1,267,318
Vectren Corp.	27,800	822,046
Westar Energy, Inc.	39,800	1,182,060
WGL Holdings, Inc.	17,500	695,975
Wisconsin Energy Corp.	78,636	3,025,127
Xcel Energy, Inc.	164,909	4,658,679

		181,960,111

Total Common Stock
(Cost $1,982,137,394)		4,824,056,196

Other Investment Company 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund	20,278,008	20,278,008

Total Other Investment Company
(Cost $20,278,008)		20,278,008

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.11%, 12/20/12 (c)(d)	231,000	230,967
0.09%, 12/20/12 (c)(d)	1,200,000	1,199,853

Total Short-Term Investments
(Cost $1,430,820)		1,430,820

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund	23,866,457	23,866,457

Total Collateral Invested for Securities on Loan
(Cost $23,866,457)		23,866,457

End of Collateral Invested for Securities on Loan

At 10/31/12, tax basis cost of the fund’s investments was $1,980,916,319 and the unrealized appreciation and depreciation were $2,967,356,004 and ($102,507,299), respectively, with a net unrealized appreciation of $2,864,848,705.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

16 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

REIT —	Real Estate Investment Trust

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($)	($)

Futures Contract

S&P 500 Index, e-mini, Long, expires 12/21/12	280	19,695,200	(665,290)

See financial notes 17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab 1000 Index Fund
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Schwab 1000 Index Fund (the “Fund”) as of October 31, 2012, and for the year then ended and have issued our unqualified report thereon dated December 14, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included the audit of the Fund’s portfolio holdings (the “Portfolio”) as of October 31, 2012 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Portfolio based on our audit.
In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.
PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2012

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments — Schwab 1000 Index Fund

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	12/13/12
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	12/13/12

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	12/13/12